PROSPECTUS
[LOGO] NUVEEN
Investments

                               58,500,000 Shares

                    Nuveen Equity Premium Opportunity Fund

                                 Common Shares
                               $20.00 per share

                                 -------------

   Investment Objectives. The Fund is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund intends to pursue its investment objectives by utilizing an integrated equity index option strategy.

   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.

   Portfolio Contents. Under normal market circumstances, the Fund will invest its managed assets in a diversified equity portfolio that is designed to support the Fund's index option strategy. The Fund will invest in an equity portfolio that is designed to substantially replicate the weighted average price movements of the Standard & Poor's 500 Stock Index and the NASDAQ-100 Index based upon the Fund's equity portfolio holdings. The initial target weighting of the Fund's equity portfolio in seeking to replicate the weighted average price movements of the market indexes will be 75% of the Standard & Poor's 500 Stock Index and 25% of the NASDAQ-100 Index. Over time, these percentage weightings may vary as the result of relative changes in each index. The Fund intends to pursue its investment objectives by utilizing an index option strategy of selling index call options and buying index put options, each on the Standard & Poor's 500 Stock Index and the NASDAQ-100
                                                  (continued on following page)

                                 -------------

   Investing in common shares involves certain risks. See "Risks" beginning on page 25.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------

                                            Per Share   Total/(2)/
                                            --------- --------------
           Public Offering Price             $20.00   $1,170,000,000
           Sales Load                        $ 0.90   $   52,650,000
           Estimated Offering Expenses/(1)/  $ 0.04   $    2,340,000
           Proceeds to the Fund              $19.06   $1,115,010,000

--------
(1)Total expenses of issuance and distribution (other than underwriting discounts and commissions) are estimated to be $1,300,000. Nuveen Investments, LLC has agreed to pay (i) all organizational expenses of the Fund and (ii) offering costs of the Fund (other than sales load) that exceed $0.04 per share.
(2)The Fund has granted the underwriters an option to purchase up to $136,000,000 of additional common shares at the Public Offering Price less the Sales Load, solely to cover over-allotments, if any. If such option is exercised in full, the total Public Offering Price, Sales Load, Estimated Offering Expenses and Proceeds to the Fund will be $1,306,000,000, $58,770,000, $2,612,000 and $1,244,618,000, respectively. See "Underwriting."

   The underwriters expect to deliver the common shares to purchasers on or about January 31, 2005.

                                 -------------

       Citigroup               Wachovia Securities       RBC Capital Markets
   Nuveen Investments, LLC        A.G. Edwards         Deutsche Bank Securities

      Advest, Inc.                      H&R Block Financial Advisors, Inc.
      Ferris, Baker Watts                            J.J.B. Hilliard, W.L.
                                                               Lyons, Inc.
          Incorporated
      Janney
        Montgomery Scott LLC                       KeyBanc Capital Markets
      Legg Mason Wood Walker                             Oppenheimer & Co.
             Incorporated
      Ryan Beck & Co.                           Stifel, Nicolaus & Company
                                                              Incorporated
      SunTrust Robinson Humphrey                 Wedbush Morgan Securities
                                                                      Inc.

January 26, 2005

(continued from previous page)
Index. The Fund's index option strategy will consist of selling index call options to generate current income from premiums and purchasing index put options to protect the Fund from a significant market decline over a short period of time. The Fund will sell index call options on the Standard & Poor's 500 Stock Index and the NASDAQ-100 Index on a continuous basis on substantially the full value of the equity portfolio in proportion to the percentage weightings described above. The Fund will purchase index put options in most market environments on the Standard & Poor's 500 Stock Index and the NASDAQ-100 Index on a significant portion of the value of the equity portfolio to protect the Fund from a significant market decline over a short period of time.

   Adviser and Subadviser.   The Fund will have an investment adviser and a
subadviser. Nuveen Asset Management, the investment adviser, will be responsible for determining the Fund's overall investment strategy and its implementation. Gateway Investment Advisers, L.P., the subadviser, will be responsible for investing the Fund's managed assets in its index option strategy and in the equity securities acquired for the purpose of supporting that strategy.

   The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol is "JSN".

   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated January 26, 2005, and as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 47 of this Prospectus, by calling (800) 257-8787 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted.

                                 -------------

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
       Prospectus Summary...........................................   4
       Summary of Fund Expenses.....................................  15
       The Fund.....................................................  16
       Use of Proceeds..............................................  16
       The Fund's Investments.......................................  16
       Risks........................................................  25
       Management of the Fund.......................................  31
       Net Asset Value..............................................  33
       Distributions................................................  35
       Dividend Reinvestment Plan...................................  36
       Description of Shares........................................  37
       Certain Provisions in the Declaration of Trust...............  39
       Repurchase of Fund Shares; Conversion to Open-End Fund.......  40
       Tax Matters..................................................  41
       Underwriting.................................................  43
       Custodian and Transfer Agent.................................  46
       Legal Opinions...............................................  46
       Table of Contents for the Statement of Additional Information  47

                                 -------------

   Until February 20, 2005 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information to understand the offering fully.

The Fund..............   Nuveen Equity Premium Opportunity Fund (the "Fund") is
                           a newly organized, diversified, closed-end management investment company.

The Offering..........   The Fund is offering 58,500,000 common shares of
                           beneficial interest at $20.00 per share through a group of underwriters (the "Underwriters") led by Citigroup Global Markets Inc., Wachovia Capital Markets, LLC, RBC Capital Markets Corporation, Nuveen Investments, LLC ("Nuveen"), A.G. Edwards & Sons, Inc., Deutsche Bank Securities Inc., Advest, Inc., H&R Block Financial Advisors, Inc., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets, A Division of McDonald Investments Inc., Legg Mason Wood Walker, Incorporated, Oppenheimer & Co. Inc., Ryan Beck & Co., Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Capital Markets, Inc., and Wedbush Morgan Securities Inc. The common shares of beneficial interest are called "Common Shares" in this Prospectus. You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to 6,800,000 additional Common Shares to cover orders in excess of 58,500,000 Common Shares. See "Underwriting." Nuveen has agreed to pay (i) all organizational expenses and
                           (ii) offering costs (other than sales load) that exceed $0.04 per Common Share.

Investment Objectives
and Policies..........   The Fund's primary investment objective is to provide
                           a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will achieve its investment objectives. See "The Fund's Investments" and "Risks."

                         Under normal market circumstances, the Fund will
                           invest its Managed Assets (as defined on page 7 of this Prospectus) in a diversified equity portfolio (the "Equity Portfolio") that is designed to support the Fund's Index Option Strategy (as defined below). The Fund's Equity Portfolio is designed to substantially replicate the weighted average price movements of the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and the NASDAQ-100 Index based upon the Fund's Equity Portfolio holdings. The initial target weighting of the Equity Portfolio in seeking to replicate the weighted average price movements of the indexes will be 75% of the S&P 500 Index and 25% of the NASDAQ-100 Index. Over time, these percentage weightings may vary as the result of relative changes in each index. The portion of the Equity Portfolio that is attributable to the Fund's percentage weighting of the price movements of the S&P 500 Index may be referred to as the "S&P Component." The portion of the Equity Portfolio that is attributable to the Fund's percentage weighting of the price movements of the NASDAQ-100 Index may be referred to as the "NASDAQ Component." The Fund does not intend that the Equity Portfolio will contain exactly the same stocks as the S&P 500 Index and the NASDAQ-100 Index. It is expected that more than a majority of the holdings in the Equity Portfolio will be securities included in either or both of the S&P 500 Index and the NASDAQ-100 Index. However, at least initially the Fund expects that the Equity Portfolio holdings will constitute less than a majority of the stocks included in the S&P 500 Index and the NASDAQ-100 Index. Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in the Equity Portfolio and Index Option Strategy (as defined below), and in no case will the Fund invest less than 80% of its Managed Assets in the Equity Portfolio.

                         The Fund will pursue its investment objectives by
                           selling index call options and buying index put options, each on the S&P 500 Index and the NASDAQ-100 Index (the "Index Option Strategy").

                         The Equity Portfolio is expected to generate a higher
                           dividend yield than the weighted average dividend yield of the S&P 500 Index and the NASDAQ-100 Index. The S&P 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and the Fund has the right to use such trademarks pursuant to a licensing arrangement. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

                         The NASDAQ-100 Index includes 100 of the largest
                           domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index reflects companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies, including investment companies. Nasdaq(R), The Nasdaq-100(R) and Nasdaq-100 Index(R) are trademarks of The Nasdaq Stock Market, Inc. ("Nasdaq") and the Fund has the right to use such trademarks pursuant to a licensing arrangement. The Fund has not been passed on by Nasdaq or its affiliates as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by Nasdaq or its affiliates. Nasdaq and its affiliates make no warranties and bear no liability with respect to the Fund. The S&P 500 Index and the NASDAQ-100 Index may sometimes be referred to individually and collectively as the "Index". It is not possible to invest directly in the S&P 500 Index or the NASDAQ-100 Index.

                         The Fund will pursue its objectives by utilizing its
                           Index Option Strategy of selling Index call options and purchasing Index put options, each on the S&P 500 Index and the NASDAQ-100 Index. The Fund will sell Index call options on a continuous basis on substantially the full value of the Equity Portfolio in proportion to the Fund's percentage weightings of the S&P Component and the NASDAQ Component. Under normal market conditions, the Fund will purchase Index put options on a significant portion of the value of the Equity Portfolio in order to protect against a significant market decline over a short period of time. When, in the opinion of the Fund's subadviser, Index put options become expensive relative to the protection afforded the Equity Portfolio, the Fund may reduce the amount of Index put options. Because of greater volatility in the NASDAQ-100 Index compared to the S&P 500 Index and the resulting higher costs of NASDAQ-100 Index put options, the Fund may have lower levels of put protection for the NASDAQ Component than for the S&P Component. This means that the Fund may be subject to greater risk of loss with respect to the NASDAQ Component in the event of a significant market decline over a short period of time.

                         Generally, the Fund expects that the premiums received
                           by it from selling Index call options will be greater than the Fund's cost of purchasing Index put options. The cash flow derived from selling Index call options, less the cost of purchasing Index put options, is referred to as "net index option premiums."

                         The Fund will sell and purchase Index options that are
                           exchange-listed and that are "European style", meaning that the options may only be exercised on the expiration date of the option. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based (in the case of the Fund, the S&P 500 Index or the NASDAQ-100 Index) is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option, and
                           (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

                         As the seller of an Index call option, the Fund
                           receives cash (the premium) from the purchaser. The purchaser of the Index call option has the right to any appreciation in the value of the Index over a fixed price (the exercise price) on a certain date in the future (the expiration date). The premium, the exercise price and the market value of the Index determine the gain or loss realized by the Fund as the seller of the Index call option.

                         Generally, the Fund intends to sell S&P 500 Index call
                           options near to "at-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the S&P 500 Index). The Fund, in effect, sells the potential appreciation in the value of the S&P 500 Index in exchange for the premium. If, at expiration, the purchaser exercises an Index call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the Index and the exercise price of the Index option. See "The Fund's Investments" and "Risks."

                         Generally, the Fund intends to sell NASDAQ-100 Index
                           call options that are slightly "out-of-the-money". An Index call option is "out-of-the-money" when its exercise price is greater than the cash value of the underlying Index. This means that the Fund will retain the portion of any appreciation in the NASDAQ-100 Index up to the amount that the exercise price of the Index call option exceeds the cash value of the NASDAQ-100 Index at the time the option is sold by the Fund.

                         As the purchaser of an Index put option, the Fund, in
                           exchange for a premium, has the right to receive a cash payment from the seller of the option in the event the value of the Index is below the exercise price of the Index put option upon its expiration. The Fund would ordinarily realize a gain if (i) at the end of the Index option period, the value of an Index decreased below the exercise price of the Index put option sufficiently to more than cover the premium and transaction costs or (ii) the Fund sells the Index put option prior to its expiration at a price that is higher than its cost. The Fund will purchase Index put options to protect the Fund from a significant market decline over a short period of time. However, because the Fund generally will purchase Index put options that are significantly "out-of-the-money", the Fund will not be fully covered against any market decline. An Index put option is "out-of-the-money" when its exercise price is less than the cash value of the underlying Index. Because of the greater volatility in the NASDAQ-100 Index, the Fund expects that the NASDAQ-100 Index put options that it purchases will be slightly more "out-of-the-money" than the S&P 500 Index put options that it purchases. In addition, the Fund may not own Index put options on the full value of the NASDAQ Component. As a result, the Fund may be subject to a greater risk of loss with respect to its NASDAQ Component in the event of a significant market decline over a short period of time.

                         The Fund generally will terminate its Index option
                           positions prior to their expiration dates. In the case of Index call options, the cost of repurchasing an option will determine the gain or loss realized by the Fund, and in the case of Index put options, the proceeds from the sale will determine the gain or loss realized by the Fund.

                         The Fund may employ financial leverage by issuing
                           FundPreferred(TM) shares (as defined on page 28 of this Prospectus) or by incurring Borrowings (as defined on page 28 of this Prospectus). The Fund's net assets, including assets attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings, are called "Managed Assets." However, the Fund has no current intention to issue FundPreferred shares or incur Borrowings.

                         Under normal circumstances:

                            . The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

                            . The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

                         Nuveen Asset Management ("NAM") will be responsible
                           for determining the Fund's overall investment strategy and its implementation. The Fund's Managed Assets to be invested in the

                           Index Option Strategy and the supporting Equity Portfolio will be managed by Gateway Investment Advisers, L.P. ("Gateway").

                         During temporary defensive periods or in order to keep
                           the Fund's cash fully invested, the Fund may deviate from its investment objectives and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon Gateway's recommendation that a change would be in the best interests of the Fund and upon concurrence by NAM, and subject to approval of the Board of Trustees of the Fund, Gateway may deviate from its investment guidelines noted above. For a more complete discussion of the Fund's portfolio composition, see "The Fund's Investments."

Investment Adviser and
Subadviser............   NAM, the Fund's investment adviser, will be
                           responsible for determining the Fund's overall investment strategy and its implementation.

                         Gateway will manage the Fund's Managed Assets to be
                           invested in the Index Option Strategy and supporting Equity Portfolio. NAM and Gateway will sometimes individually be referred to as an "Adviser" and collectively be referred to as the "Advisers."

                         NAM, a registered investment adviser, is a wholly
                           owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had over $107 billion of assets under management as of September 30, 2004. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the number of funds (109) and the amount of fund assets under management (approximately $49.3 billion) as of September 30, 2004.

                         Gateway, a Delaware limited partnership, is a
                           registered investment adviser that provides services to high net worth individuals, investment companies, pension and profit sharing plans, charitable organizations and corporations. Gateway and its predecessor organization have provided investment advisory services since 1977. As of October 31, 2004, Gateway had assets under management of approximately $3.4 billion. Gateway specializes in the management of index option-based strategies for managing risk in equity portfolios. Gateway is the investment adviser or sub-adviser to two mutual funds and a closed-end fund that invest in integrated equity index option strategies. Gateway also manages index option-based strategies, including strategies that invest in S&P 500 Index options or NASDAQ-100 Index options, for employee benefit plans, high net worth individuals, endowments, foundations and other institutions.

                         The Fund will pay NAM an annual management fee,
                           payable monthly, in a maximum amount equal to 0.90% of the Fund's average daily Managed Assets. This maximum fee is equal to the sum of a "fund-level fee" and a "complex-level fee." The fund-level fee is a maximum of 0.70% of the Fund's average total daily Managed Assets, with lower fee levels for fund-level assets that exceed $500 million. The complex-level fee is a maximum of 0.20% of the Fund's daily Managed Assets based on the daily Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States, with lower fee levels for complex-level assets that exceed $55 billion. Based on complex-level assets of approximately $62.5 billion as of November 30, 2004, the complex-level fee would be 0.194% of the Fund's Managed Assets and the total fee to NAM would be 0.894% of Managed Assets (assuming Fund Managed Assets of $500 million or less). NAM will pay a portion of that fee to Gateway. NAM has contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.30% of average daily Managed Assets of the Fund for the first five full years of the Fund's operations (through January 31, 2010), and in a declining amount for an additional three years (through January 31, 2013). For more information on fees and expenses, including fees attributable to Common Shares, see "Management of the Fund."

Distributions.........   Commencing with the Fund's first distribution, the
                           Fund intends to make regular monthly distributions to Common Shareholders based on the past and projected performance of the Fund. Distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. The Fund expects to receive substantially all of its current income and gains from the following sources:

                            . capital gains (both short-term and long-term), including gains from net index option premiums and the Equity Portfolio; and

                            . dividends received by the Fund that are paid on the common shares held in the Equity Portfolio.

                         The Fund's Common Share distribution rate will depend
                           on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the rates at which the Fund receives income from the sources described above.

                         The Fund's monthly distributions will be made from the
                           Fund's net capital gains, including gains from net index option premiums and the Equity Portfolio, and dividends received by the Fund from the Equity Portfolio. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. Pursuant to the requirements of the Investment Company Act of 1940 (the "1940 Act") and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. However, the ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until the end of that calendar year. As a result, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund's net investment income and net realized long-term capital gains for that calendar year, in which case a portion of the excess could be treated as a return of capital for tax purposes. The Fund may distribute income early in the calendar year that would initially be characterized as being taxable as short-term capital gains, but it could incur net short-term capital losses later in the year, thereby offsetting the income taxable as short-term capital gains for which distributions have already been made by the Fund. Moreover, in a rising equity market in which both the Indexes and the Fund's Equity Portfolio investments rise in value, the Fund may realize capital losses in connection with its written Index call options, while the largely reciprocal increases in the value of the Fund's Equity Portfolio investments will be treated as unrealized capital gains; in this circumstance, the Fund's net cash flows may equal or exceed the amount of distributions paid, while the combination of its net income and net realized capital gains may be far less than the amount of distributions paid, in which case the difference will be treated as a return of capital for tax purposes.

                         As portfolio and market conditions change, the rate of
                           dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

                         The Fund expects to declare its initial monthly Common
                           Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. As noted above, distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See "Distributions" and "Dividend Reinvestment Plan."

Listing...............   The Common Shares have been approved for listing on
                           the New York Stock Exchange, subject to notice of issuance. See "Description of Shares--Common Shares." The trading or "ticker" symbol of the Common Shares is "JSN." Because of this exchange listing, the Fund may sometimes be referred to in public communications as a "closed-end exchange-traded fund" or an "exchange-traded fund."

Custodian and Transfer
Agent.................   State Street Bank and Trust Company will serve as
                           custodian and transfer agent for the Fund. See "Custodian and Transfer Agent."

Market Discount
from Net Asset Value
and Expected
Reductions in Net
Asset Value...........   Shares of closed-end investment companies frequently
                           trade at prices lower than net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. Net asset value of the Fund and the net asset value per Common Share will be reduced immediately following this offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of Proceeds," "Risks," "Description of Shares," "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special
Risk Considerations...   No Prior History.  The Fund is a newly organized,
                           diversified, closed-end management investment company with no history of operations.

                         Investment and Market Risk.  An investment in the
                           Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. "Risks--Investment and Market Risk."

                         Equity Portfolio Risks

                           Common Stock Risk.  Under normal market
                           circumstances, the Fund will invest its Managed Assets in an Equity Portfolio that is designed to support the Index Option Strategy. The initial target weighting of the Equity Portfolio in seeking to replicate the weighted average price movements of the indexes will represent 75% of the S&P 500 Index and 25% of the NASDAQ-100 Index. Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in the Equity Portfolio and Index Option Strategy, and in no case will the Fund invest less than 80% of its Managed Assets in the Equity Portfolio. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure. Although the Fund's investments in index put options are intended to protect the Fund from a significant market decline over a short period of time, because the Fund may not purchase Index put options on a continuous basis, and because the Fund may not purchase Index put options on the full value of the Equity Portfolio, the Fund may not be fully covered against a market decline at all times. This is especially true for declines in the NASDAQ-100 Index because the Fund may have lower levels of put protection for the NASDAQ-100 Index than for the S&P 500 Index. In addition, because the Fund generally will purchase Index put options that are significantly "out-of-the-money", the Fund will not be fully covered against a market decline under all circumstances. This is particularly true for NASDAQ-100 Index put options, which will be slightly more "out-of-the-money" than the S&P 500 Index put options that the Fund purchases.

                           Dividend Income Risk. A portion of the net investment income paid by the Fund to its Common Shareholders is derived from dividends it receives from the common stocks held in the Fund's Equity Portfolio. Dividends paid on securities held by the Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

                           Concentration Risk. The NASDAQ-100 Index may be highly concentrated in certain economic sectors (e.g., technology) and may contain securities that represent a highly concentrated weighting in the NASDAQ-100 Index. The level of stock prices in those sectors or industries in which the Index has a concentration or the stock prices of specific companies in which the Index is highly concentrated may decline and adversely affect the value of the Fund's Equity Portfolio. In addition, if the NASDAQ-100 Index is concentrated in an industry or group of industries, the Fund's Equity Portfolio also likely may be concentrated in that industry or group of industries. Furthermore, in the event that one or more stocks that currently have a high concentrated weighting in the NASDAQ-100 Index were to leave Nasdaq, if a company with a large market capitalization were to list its shares on Nasdaq, or if there were a significant rebalancing of the Index, then the composition and weighting of the Index could change significantly, which could affect the composition and performance of the Fund's Equity Portfolio.

                           Due to the concentration of the NASDAQ-100 Index in sectors characterized by relatively higher volatility in price performance when compared to other economic sectors, the performance of the NASDAQ Component may be more volatile when compared to other broad-based stock indexes such as the S&P 500 Index.

                         Index Option Strategy Risks

                           Index Call Option Risk. The Fund will sell Index call options on a continuous basis on substantially the full value of its Equity Portfolio in proportion to the Fund's percentage weightings of the S&P Component and the NASDAQ Component. The purchaser of the Index call option has the right to any appreciation in the value of the Index over the exercise price on the expiration date. Because the exercise of Index options is settled in cash, sellers of Index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written Index call positions by holding a diversified portfolio of stocks similar to those on which the S&P 500 Index and the NASDAQ-100 Index are based. However, the Fund does not intend that the Equity Portfolio will contain exactly the same stocks as each Index and, as a result, bears a risk that the value of the securities held in the Equity Portfolio will vary from the value of the S&P 500 Index and/or the NASDAQ-100 Index. The value of Index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in each Index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of Index options also may be adversely affected if the market for the Index options becomes less liquid or smaller.

                           Index Put Option Risk. Under normal market conditions, the Fund will purchase Index put options on a significant portion of the value of the Equity Portfolio in order to protect against a significant market decline over a short period of time. When, in the opinion of Gateway, Index put options become expensive relative to the protection afforded the Equity Portfolio, the Fund may reduce the amount of Index put options. These Index put options will give the Fund, as holder of the options, the right to receive a cash payment from the seller of the options to the extent that the value of the Index is lower than the options' exercise price upon its expiration. If an Index put option purchased by the Fund is not sold or expired when it has remaining value, the Fund will lose its entire investment in the Index put option. Also, where an Index put option is purchased to hedge all or part of the Fund's Equity Portfolio, the price of the Index put option may move more or less than the value of the Index.

                           Option Cash Flow Risk. Distributions paid by the Fund to its Common Shareholders are derived in part from the net index option premiums it receives from selling index call options, less the cost of purchasing index put options. Net index option premiums can vary widely over the short-term and long-term.

                         Tax Risk.  The tax treatment and characterization of
                           the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. For example, distributions paid on the Common Shares derived from net index option premiums will be treated as either short-term or long-term capital gain or loss. The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund's net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but it could incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. While a portion of the Fund's income distributions will be classified as "qualified dividend income," enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund's income distributions that will be "qualified dividend income." In addition, the

                           Fund's income distributions that qualify for favorable tax treatment may be affected by Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code of 1986, as amended (the "Code"), and future changes in tax laws and regulations.

                         Non-U.S. Issuer Risk.  The Fund may invest up to 20%
                           of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
                           (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure of a company's assets; (vii) restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund's return. These risks are more pronounced to the extent that the Fund invests in securities of issuers in emerging markets countries.

                         Illiquid Securities Risk.  The Fund may invest up to
                           15% of its Managed Assets in securities that, at the time of investment, are illiquid. Illiquid securities are not readily marketable and may include some restricted securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

                         Market Disruption Risk.  Certain events have a
                           disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Lower rated securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of lower rated securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

                         Anti-Takeover Provisions.  The Fund's Declaration of
                           Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks--Anti-Takeover Provisions."

                           SUMMARY OF FUND EXPENSES

   The Annual Expenses table below shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)..................      4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)/(1)/       .20%
Dividend Reinvestment Plan Fees.............................................      None/(2)/

                                                                              Percentage of
                                                                               Net Assets
                                                                             Attributable to
                                                                              Common Shares
                                                                             ---------------
Annual Expenses
Management Fees:
   Fund-Level Fees..........................................................       .70%
   Complex-Level Fees/(3)/..................................................       .20%
Other Expenses..............................................................       .13%
Interest Payments on Borrowings.............................................        --%
                                                                                  ----
Total Annual Expenses.......................................................      1.03%
Fee and Expense Reimbursement (Years 1-5)...................................      (.30)%/(4)/
                                                                                  ----
Total Net Annual Expenses (Years 1-5).......................................       .73%/(4)/
                                                                                  ====

--------

(1)Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.04 per Common Share.
(2)You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the "Plan Agent"), to sell your Common Shares held in a dividend reinvestment account.
(3)At the highest breakpoint. Based on complex-level assets of $62.5 billion as of November 30, 2004, the fee would be 0.194%. See "Management of the Fund--Investment Management Agreement."
(4)NAM has contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.30% of average daily Managed Assets for the first 5 full years of the Fund's operations (through January 31, 2010), 0.22% of average daily Managed Assets in year 6, 0.14% in year 7 and 0.07% in year 8.

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first full fiscal year of operations and assume that the Fund issues approximately 25,000,000 Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including (i) the sales load of $45 and (ii) estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 0.73% of net assets attributable to Common Shares in years
1 through 5, increasing to 1.03% in years 9 and 10 and (2) a 5% annual return:/(1)/

                      1 Year 3 Years 5 Years 10 Years/(2)/
                      ------ ------- ------- ------------
                       $54     $69     $86       $147

   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
--------
(1)The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
(2)Assumes reimbursement of fees and expenses of 0.22% of average daily Managed Assets in year 6, 0.14% in year 7 and 0.07% in year 8. NAM has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2013. See "Management of the Fund--Investment Management Agreement."

                                   THE FUND

   The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on November 11, 2004, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately $1,116,050,000 ($1,245,930,000 if the Underwriters exercise the over-allotment option in full) after payment of the estimated organization and offering costs. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in equity securities that meet the Fund's investment objectives and policies within approximately one to two weeks after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities, or in high quality, short-term money market instruments.

                            THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund will pursue its investment objectives by utilizing an integrated equity index option strategy.

   The Fund's Equity Portfolio is designed to substantially replicate the weighted average price movements of the S&P 500 Index and the NASDAQ-100 Index based upon the Fund's Equity Portfolio holdings. The Fund's Equity Portfolio is expected to generate a higher dividend yield than the weighted average dividend yield of the S&P 500 Index and the NASDAQ-100 Index. The Fund does not intend that the Equity Portfolio will contain exactly the same stocks as the S&P 500 Index and the NASDAQ-100 Index. It is expected that more than a majority of the holdings in the Equity Portfolio will be securities included in either or both of the S&P 500 Index and the NASDAQ-100 Index. However, at least initially the Fund expects that the Equity Portfolio holdings will constitute less than a majority of the stocks included in the S&P 500 Index and the NASDAQ-100 Index. The following table shows the Fund's expected approximate initial allocations and the minimum and maximum percentage allocations between the S&P Component and the NASDAQ Component, which allocations may change from time to time as determined by NAM and Gateway:

                                         Initial
                               Minimum Approximate Maximum
                                % of      % of      % of
                               Managed   Managed   Managed
                     Component Assets    Assets    Assets
                     --------- ------- ----------- -------
                      S&P.....   65%       75%       85%
                      NASDAQ..   15%       25%       35%

Over time, these percentage weightings may vary as the result of relative changes in each Index.

   The Fund's Index Option Strategy will consist of selling Index call options and buying Index put options, each on the S&P 500 Index and the NASDAQ-100 Index. The Fund's strategy of using both the S&P 500 Index and the NASDAQ-100 Index as the basis for its Equity Portfolio and Index Option Strategy is not considered fundamental and can be changed without a vote of the Common Shareholders. However, any use of an alternative index must be approved by the Fund's Board. Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in the Equity Portfolio and Index Option Strategy, and in no case will the Fund invest less than 80% of its Managed Assets in the Equity Portfolio.

   The Fund's policy of investing at least 80% of its Managed Assets in the Equity Portfolio is not considered to be fundamental and can be changed without a vote of the Common Shareholders. However, this policy may only be changed by the Fund's Board following the provision of 60 days prior written notice to Common Shareholders.

   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and, if applicable, FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--FundPreferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of FundPreferred shares.

Fund Management

   NAM is the Fund's investment adviser, responsible for the Fund's overall investment strategy and its implementation.

   NAM will oversee Gateway in its management of the Fund's portfolio. This oversight will include ongoing evaluation of Gateway's investment performance, portfolio allocations, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors. If applicable, NAM will also oversee the Fund's use of leverage, if any, and efforts to minimize the costs and mitigate the risks to Common Shareholders associated with using financial leverage. In addition, to the extent the Fund utilizes leverage and determines to invest in adjustable rate senior loans and other debt instruments, NAM or an affiliate of NAM will invest the Fund's Managed Assets allocated to such adjustable rate senior loans and other debt instruments. However, the Fund has no current intention to utilize leverage or invest in adjustable rate senior loans or other debt instruments.

   Gateway will invest the Fund's Managed Assets in the Equity Portfolio. Gateway also will manage the Fund's Index Option Strategy. The Fund's Index Option Strategy will consist of selling Index call options to generate current income from premiums and purchasing Index put options to protect the Fund from a significant market decline over a short period of time. The Fund will sell Index call options on a continuous basis on substantially the full value of the Equity Portfolio in proportion to the Fund's percentage weightings of the S&P Component and the NASDAQ Component. Under normal market conditions, the Fund will purchase Index put options on a significant portion of the value of the Equity Portfolio in order to protect against a significant market decline in a short period of time. When, in the opinion of Gateway, Index put options become expensive relative to the protection afforded the Equity Portfolio, the Fund may reduce the amount of Index put options.

Gateway Investment Philosophy and Process

   Investment Philosophy. Gateway believes an index option strategy that combines selling index call options and purchasing index put options can provide high current income and gains while significantly moderating the downside risk of investing in an equity portfolio. An actively managed index option strategy may be an effective risk management tool that could reduce risk more than return, resulting in an improved reward-to-risk ratio, greater return consistency and the potential for greater preservation of portfolio value in adverse markets.

   Gateway believes a broadly-diversified equity portfolio can enhance performance relative to a 100% indexed portfolio by generating higher anticipated dividend income and greater tax and investment flexibility.

   Gateway believes index options may achieve better tax and transactional efficiency than options on individual stocks because index options are cash-settled with known exercise dates and because the markets for index options are deeper, more liquid and result in lower transaction costs.

   Gateway further believes that its integrated strategy of selling index call options and purchasing index put options (supported by an underlying equity portfolio) should generally provide returns that are superior to simply owning the underlying equity market index under four different stock market scenarios:
(i) moderately rising markets; (ii) stable or flat markets; (iii) moderately down trending markets; (iv) sharp market declines over a short period of time. In strongly rising equity markets, the index option strategy would generally be expected to underperform the underlying index.

   Investment Process.

   Index Option Strategy. Gateway utilizes an index option strategy that consists of two components: (i) selling Index call options to produce premium cash flow and gains and (ii) buying Index put options to provide a measure of protection in the event of a significant market decline over a short period of time. Gateway's Index option strategy is supported by investment in a diversified portfolio of stocks that seek to substantially replicate the weighted average price movements of the S&P 500 Index and the NASDAQ-100 Index.

   Gateway's index option strategy is designed to (i) produce a high level of current cash flow (the net premium income after paying the cost of the put options) and (ii) potentially offset or hedge against a significant decline in the equity market over a short period of time. Gateway does not employ its index option strategy to speculate on the equity market.

   Gateway intends to sell Index call options on substantially the full value of the Fund's Equity Portfolio in proportion to the Fund's percentage weightings of the S&P Component and the NASDAQ Component. Gateway does not intend to sell Index call options representing amounts greater than the value of the Equity Portfolio (i.e., take a 'naked' position). Similarly, at most times, Gateway expects that the Fund will own Index put options on a significant portion of the value of the Fund's underlying Equity Portfolio. Gateway does not intend to purchase Index put options representing amounts greater than the Fund's Equity Portfolio. When, in the opinion of Gateway, Index put options become expensive relative to the protection afforded the Fund's Equity Portfolio, Gateway may reduce the amount of index put options.

   Historically, the NASDAQ-100 Index has exhibited higher volatility than the S&P 500 Index. As such, it is expected that the value of the Fund's assets allocated to the NASDAQ Component and NASDAQ-100 Index options will be subject to greater fluctuations than the value of the assets allocated to the S&P Component and S&P 500 Index options. Because of the greater volatility in the NASDAQ-100 Index, the Fund will generally sell NASDAQ-100 Index call options that are further "out-of-the-money" than those that the Fund sells on the S&P 500 Index. The Fund will also generally buy further "out-of-the-money" Index put options on the NASDAQ-100 Index, and may not buy index put options on the full value of the NASDAQ Component. The combination of further "out-of-the-money" NASDAQ-100 Index call and put options and potentially lower levels of NASDAQ-100 Index put coverage is expected to result in both a greater potential for gains and a greater exposure to the risk of losses on the portion of the Fund's assets allocated to the NASDAQ Component.

   Gateway actively manages its option positions, purchasing back Index call options and/or selling Index put options based on relative value and risk/return analysis. To determine which Index options to utilize, Gateway considers market factors, such as current market levels and volatility, and option-specific factors (including but not limited to premium/cost, exercise price and expiration). Gateway seeks to construct a portfolio of Index call and put options that is diversified across multiple strike prices and expiration dates.

   Equity Portfolio. Gateway uses a multi-factor quantitative model to construct the Equity Portfolio. The model evaluates approximately 9,000 domestic and non-U.S. stocks to construct a portfolio of 150-350 stocks that meets criteria and constraints established by Gateway. Portfolio parameters may include, but are not limited to: tracking error of the portfolio to an Index, overlap of holdings with an Index, and dividend yield. In addition, Gateway will consider the tax consequences of certain transactions within the Equity Portfolio and intends to manage the portfolio in a tax-efficient manner by taking, for example, capital losses when possible to offset realized capital gains. Gateway will rebalance and adjust the Equity Portfolio as necessary for tracking and tax management purposes.

Portfolio Composition and Other Information

   The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

   Common Stocks. The Fund will invest in an Equity Portfolio that is designed to support the Index Option Strategy consisting of common stocks, including American Depositary Receipts ("ADRs").

Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

   The S&P 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on Nasdaq based on market capitalization.

   Index Options. The Fund will pursue its objective by utilizing its Index Option Strategy of selling Index call options and purchasing Index put options. The Fund will sell Index call options on a continuous basis on substantially the full value of the Equity Portfolio in proportion to the Fund's percentage weightings of the S&P Component and the NASDAQ Component. Under normal market conditions, the Fund will purchase Index put options on a significant portion of the value of the Equity Portfolio in order to protect against a significant market decline over a short period of time. When, in the opinion of Gateway, Index put options become expensive relative to the protection afforded the Equity Portfolio, the Fund may reduce the amount of Index put options. Because of greater volatility in the NASDAQ-100 Index compared to the S&P 500 Index and the resulting higher costs of NASDAQ-100 Index put options generally, the Fund may have lower levels of put protection for the NASDAQ-100 Index than for the S&P 500 Index. This means that the Fund may be subject to greater risk of a loss with respect to the NASDAQ Component in the event of a significant market decline over a short period of time.

   Generally, the Fund expects that the premiums received by it from selling Index call options will be greater than the Fund's cost of purchasing Index put options. The excess cash flow derived from selling Index call options, less the cost of purchasing Index put options, is referred to as net index option premiums.

   The Fund will sell and purchase Index options that are exchange-listed and that are "European style", meaning that the options may only be exercised on the respective expiration dates of the options. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based (in the case of the Fund, the S&P 500 Index or the NASDAQ-100 Index) is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

   Option contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the "OCC"). Currently, index options are available on 89 indexes, with new listings added periodically. The Fund will sell Index call options and purchase Index put options that are generally issued, guaranteed and cleared by the OCC. Gateway believes that there exists a large trading volume of options that is sufficient to fulfill the Fund's requirements to implement its Index Option Strategy.

   Selling Index Call Options. The Fund may sell Index call options primarily to generate net index option premiums. Generally, the Fund intends to sell S&P 500 Index call options near to "at-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the S&P 500 Index). The Fund, in effect, sells the potential appreciation in the value of the S&P 500 Index in exchange for the premium. Generally, the Fund intends to sell NASDAQ-100 Index call options that are slightly "out-of-the-money." An index call option is "out-of-the-money" when its exercise price is greater than the cash value of the underlying Index. This means that the Fund will retain the portion of any appreciation in the NASDAQ-100 Index up to the amount that the exercise price of the Index call option exceeds the cash value of the NASDAQ-100 Index at the time the option is sold by the Fund. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund's objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option. This reduction should be offset, at least in part, by appreciation in the value of the Equity Portfolio, and by the opportunity to realize additional premium income from selling a new index option.

   As the seller of an Index call option, the Fund receives a premium from the purchaser. The purchaser of the Index call option has the right to any appreciation in the value of the Index over the exercise price on the expiration date. If, at expiration, the purchaser exercises the Index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the Index and the exercise price of the Index option. The premium, the exercise price and the market value of the Index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund generally will repurchase Index call options prior to the expiration dates, ending the Fund's obligation. In that case, the cost of repurchasing an option will determine the gain or loss realized by the Fund.

   The Fund will cover its obligations when it sells Index call options. An Index call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board of Trustees) in an amount equal to the contract value of the Index. An Index call option also is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board of Trustees).

   Purchasing Index Put Options.   The Fund's Index Option Strategy includes
the purchasing of Index put options. Index put options are contracts that give the holder of the option, in exchange for a premium, the right to receive a cash payment from the seller of the index option in the event the value of the Index is below the exercise price of the Index put option upon its expiration. The Fund would ordinarily realize a gain if (i) at the end of the Index option period, the value of an Index decreased below the exercise price of the Index put option sufficiently to more than cover the premium and transaction costs or
(ii) the Fund sells the Index put option prior to its expiration at a price that is higher than its cost. The Fund will purchase Index put options to protect the Fund from a significant market decline over a short period of time. However, because the Fund generally will purchase Index put options that are significantly "out-of-the-money", the Fund will not be fully covered against any market decline. An Index put option is "out-of-the-money" when its exercise price is less than the cash value of the Index. Because of the greater volatility in the NASDAQ-100 Index, the Fund expects that the NASDAQ-100 Index put options that it purchases will be slightly more "out-of-the-money" than the S&P 500 Index put options that it purchases. In addition, the Fund may not own Index put options on the full value of the NASDAQ Component. As a result, the Fund may be subject to a greater risk of loss with respect to its NASDAQ Component in the event of a significant market decline over a short period of time.

   The Fund generally will terminate its Index option positions prior to their respective expiration dates. In the case of Index call options, the cost of repurchasing an option will determine the gain or loss realized by the Fund and in the case of Index put options, the proceeds from the sale will determine the gain or loss realized by the Fund.

   Other Investments. Although the Fund has no current intention to do so, the Fund may invest in fixed or floating rate debt instruments and other securities as described below:

   Adjustable Rate Senior Loans. Although the Fund has no current intention to do so, the Fund may invest up to 20% of its Managed Assets in adjustable rate senior loans and other debt instruments. Under normal market circumstances, the Fund only will invest in adjustable rate senior loans and other debt instruments to the extent it utilizes leverage. The Fund may make such investments in an attempt to offset the leverage risks borne by the Fund relating to fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or interest rates on Borrowings. The Fund may invest in (i) senior loans made by banks or other financial institutions to U.S. or non-U.S. corporations, partnerships and other business entities ("Borrowers") that operate in various industries and geographical regions, (ii) assignments of such interests in senior loans, (iii) participation interests in senior loans, or (iv) certain derivative instruments and structured notes designed to emulate the returns and risks of senior loans. Senior loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. See the Statement of Additional Information for more information.

   U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury,
(ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if NAM determines that the credit risk with respect to such obligations is minimal.

   Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

   Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

   Other Securities. The Fund may invest in mortgage-related and other asset-backed securities, and sovereign debt securities, each of which are discussed in more detail in the Statement of Additional Information.

   Securities Issued by Non-U.S. Issuers. The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries.

   Below Investment Grade Securities. Although the Fund has no current intention to do so, the Fund may invest in below investment grade securities (generally, senior loans). Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization ("NRSRO") within the four highest grades (BBB-, BBB- or Baa3 or better by S&P, Fitch Ratings ("Fitch") or Moody's Investors Services, Inc. ("Moody's")), or (ii) unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." See Appendix A in the Statement of Additional Information for a description of security ratings.

   Illiquid Securities.   The Fund may invest up to 15% of its Managed Assets
in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer),
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

   When-Issued and Delayed Delivery Transactions.   The Fund may buy and sell
securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

   Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up
Period.   During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, upon Gateway's recommendation that a change would be in the best interests of the Fund and upon concurrence by NAM, and subject to approval by the Board of Trustees of the Fund, Gateway may deviate from its investment guidelines discussed herein.

   Other Investment Companies.   The Fund may invest up to 10% of its Managed
Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Gateway will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

   Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund's Equity Portfolio will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Gateway, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                                     RISKS

   The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

No Prior History

   The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

Investment and Market Risk

   An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Equity Portfolio Risks

   Common Stock Risk. Under normal market circumstances, the Fund will invest its Managed Assets in an Equity Portfolio that is designed to support the Index Option Strategy. The initial target weighting of the Equity Portfolio in seeking to replicate the weighted average price movements of the Indexes will represent 75% of the S&P 500 Index and 25% of the NASDAQ-100 Index. Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in the Equity Portfolio and Index Option Strategy, and in no case will the Fund invest less than 80% of its Managed Assets in the Equity Portfolio. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure. Although the Fund's investments in index put options are intended to protect the Fund from a significant market decline over a short period of time, because the Fund may not purchase Index put options on a continuous basis, and because the Fund may not purchase Index put options on the full value of the Equity Portfolio, the Fund may not be fully covered against a market decline at all times. This is especially true for declines in the NASDAQ-100 Index because the Fund may have lower levels of put protection for the NASDAQ-100 Index than for the S&P 500 Index. In addition, because the Fund generally will purchase Index put options that are significantly "out-of-the-money", the Fund will not be fully covered against a market decline under all circumstances. This is particularly true for NASDAQ-100 Index put options, which will be slightly more "out-of-the-money" than the S&P 500 Index put options that the Fund purchases.

   Dividend Income Risk. A portion of the Fund's net investment income paid by the Fund to its Common Shareholders is derived from dividends it receives from common stocks held in the Fund's Equity Portfolio. Dividends paid on the securities held by the Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

   Concentration Risk. The NASDAQ-100 Index may be highly concentrated in certain economic sectors (e.g., technology) and may contain securities that represent a highly concentrated weighting in the NASDAQ-100 Index. The level of stock prices in those sectors or industries in which the Index has a concentration or the stock prices of specific companies in which the Index is highly concentrated may decline and adversely affect the value of the Fund's NASDAQ Component. In addition, if the NASDAQ-100 Index is concentrated in an industry or group of industries, the Fund's Equity Portfolio also likely may be concentrated in that industry or group of industries. Furthermore, in the event that one or more stocks that currently have a high concentrated weighting in the NASDAQ-100 Index were to leave Nasdaq, if a company with a large market capitalization were to list its shares on Nasdaq, or if there were a significant rebalancing of the Index, then the composition and weighting of the Index could change significantly, which could affect the composition and performance of the Fund's Equity Portfolio.

   Due to the concentration of the NASDAQ-100 Index in sectors characterized by relatively higher volatility in price performance when compared to other economic sectors, the performance of the NASDAQ Component may be more volatile when compared to other broad-based stock indexes such as the S&P 500 Index.

Index Option Strategy Risks

   Index Call Option Risk. The Fund will sell Index call options on a continuous basis on substantially the full value of its Equity Portfolio in proportion to the Fund's percentage weightings of the S&P Component and the NASDAQ Component. The purchaser of the Index call option has the right to any appreciation in the value of the Index over the exercise price on the expiration date. Because the exercise of Index options is settled in cash, sellers of Index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written Index call positions by holding a diversified portfolio of stocks similar to those on which the S&P 500 Index and the NASDAQ-100 Index are based. However, the Fund does not intend that the Equity Portfolio will contain exactly the same stocks as each Index and, as a result, bears a risk that the value of the securities held in the Equity Portfolio will vary from the value of the S&P 500 Index and/or the NASDAQ-100 Index. The value of Index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in each Index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' respective expirations. The value of Index options also may be adversely affected if the market for the Index options becomes less liquid or smaller.

   Index Put Option Risk. Under normal market conditions, the Fund will purchase Index put options on a significant portion of the value of the Equity Portfolio in order to protect against a significant market decline over a short period of time. When, in the opinion of Gateway, Index put options become expensive relative to the protection afforded the Equity Portfolio, the Fund may reduce the amount of Index put options. These Index put options will give the Fund, as holder of the options, the right to receive a cash payment from the seller of the options to the extent that the value of the Index is lower than the options' exercise price upon its expiration. If a put option purchased by the Fund is not sold or realized when it has remaining value, the Fund will lose its entire investment in the Index put option. Also, where an Index put option is purchased to hedge all or part of the Fund's Equity Portfolio, the price of the index put option may move more or less than the value of the Index.

   Option Cash Flow Risk. Distributions paid by the Fund to its Common Shareholders are derived in part from the net income option premiums it receives from selling index call options, less the cost of purchasing index put options. Net index option premiums can vary widely over the short-term and long-term.

Tax Risk

   The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. For example, distributions paid on the Common Shares derived from net index option premiums will be treated as either short-term or long-term capital gain or loss. The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund's net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but it could incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. While a portion of the Fund's income distributions will be classified as "qualified dividend income," enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund's income distributions that will be "qualified dividend income." In addition, the Fund's income distributions that qualify for favorable tax treatment may be affected by IRS interpretations of the Code and future changes in tax laws and regulations.

Non-U.S. Issuer Risk

   The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Fund may not be able to sell its portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non- U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund's return. These risks are more pronounced to the extent that the Fund invests in securities of issuers in emerging markets countries.

   Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

Leverage Risk

   Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares of beneficial interest ("FundPreferred(TM) shares") and/or borrowings or issuing commercial paper or notes (collectively, "Borrowings") in an amount up to 20% of the Fund's Managed Assets. In the event that the Fund determines in the future to use leverage through the issuance of FundPreferred shares or Borrowings, there can be no assurance that the Fund's leverage strategy will be successful. The use of leverage creates special risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in dividend rates on FundPreferred shares or fluctuations in Borrowing costs may affect the return to Common Shareholders. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any FundPreferred shares and Borrowings, which will result in a reduction of the net asset value of the Common Shares if the Fund utilizes leverage. In addition, the fee paid to NAM will be calculated based on the Fund's average daily Managed Assets (including assets attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings).

Adjustable Rate Senior Loan Risk

   Although the Fund has no current intention to do so, the Fund may invest up to 20% of its Managed Assets in adjustable rate senior loans and other debt instruments. Under normal market circumstances, the Fund only will invest in adjustable rate senior loans and other debt instruments to the extent it utilizes leverage. The Fund may make such investments in an attempt to offset the leverage risks borne by the Fund relating to fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or interest rates on Borrowings. Investments in adjustable rate senior loans and other debt instruments involve special risks including credit risk, risks associated with investment in below investment grade securities and interest rate risk. Credit risk is the risk that a security in the Fund's portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial status. Senior loans and other debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan, if secured.

   The Fund may purchase senior loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality by NAM or an affiliate of NAM. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The secondary market for lower grade securities, including some senior loans, may not be as liquid as the secondary market for more highly rated securities.

   Interest rate risk is the risk that fixed rate securities will decline in value because of changes in market interest rates. If the Fund invests in fixed rate securities, the net asset value of the Fund and market price of the Common Shares will tend to decline if market interest rates rise. Because interest rates on most adjustable rate senior loans and other adjustable rate instruments typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of those investments and in the Fund's net asset value.

Illiquid Securities Risk

   The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Regulatory Risk

   To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of senior loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of senior loans.

Market Discount From Net Asset Value

   Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The net asset value of the Common Shares will be reduced immediately following this offering by the amount of sales load and the amount of organization and offering costs paid by the Fund. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Repurchase Agreement Risk

   With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Market Disruption Risk

   Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Lower rated securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of lower rated securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Deflation Risk

   Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Certain Affiliations

   Certain broker-dealers may be considered to be affiliated persons of the Fund, NAM, Gateway, and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also "Management of the Fund--Investment Adviser and Subadviser."

Anti-Takeover Provisions

   The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Advisers. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser and Subadviser

   NAM will be responsible for the Fund's overall investment strategy and its implementation. NAM also is responsible for the ongoing monitoring of Gateway, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. In addition, to the extent the Fund utilizes leverage and determines to invest in adjustable rate senior loans and other debt instruments, NAM or an affiliate of NAM will invest the Fund's Managed Assets allocated to such adjustable rate senior loans and other debt instruments. However, the Fund has no current intention to utilize leverage or invest in adjustable rate senior loans or other debt instruments.

   NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had over $107 billion of assets under management as of September 30, 2004. Nuveen Investments, Inc. is a publicly-traded company and a majority-owned subsidiary of The St. Paul Travelers Companies, Inc., a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

   Gateway, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209, is the subadviser to the Fund and is responsible for managing the portion of the Fund's Managed Assets allocated to the Index Option Strategy and the supporting Equity Portfolio. Gateway specializes in the management of index option-based strategies for managing risk in equity portfolios. Gateway is the investment adviser or sub-adviser to two mutual funds and a closed-end fund that invest in integrated equity index option strategies. Gateway also manages index option-based strategies, including strategies that invest in S&P 500 Index options or NASDAQ-100 Index options, for employee benefit plans, high net worth individuals, endowments, foundations and other institutions. Gateway, a registered investment adviser, and its predecessor commenced operations in 1977 and had approximately $3.4 billion in assets under management as of October 31, 2004.

   J. Patrick Rogers, CFA, and Kenneth H. Toft, CFA, are the portfolio managers at Gateway responsible for investing the Fund's Managed Assets. Mr. Rogers joined Gateway in 1989 and has been the President, Chief Investment Officer and a member of the Board of Directors of Gateway since 1995. Mr. Rogers also is a portfolio manager of one closed-end fund and two open-end funds advised by Gateway. Mr. Toft joined Gateway in 1992 and has been Vice President and Portfolio Manager since 1997, prior to which he held the position of Senior Trader and Research Analyst. Mr. Toft has been responsible for the management of index option strategies based on the NASDAQ-100 Index at Gateway since 2000.

Investment Management Agreement

   Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

   Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

  Fund-Level Average Daily Managed Assets                 Fund-Level Fee Rate
  ---------------------------------------                 -------------------
  Up to $500 million.....................................       0.7000%
  $500 million to $1 billion.............................       0.6750%
  $1 billion to $1.5 billion.............................       0.6500%
  $1.5 billion to $2 billion.............................       0.6250%
  $2 billion and over....................................       0.6000%

   Complex-Level Fee. The complex-level fee shall be applied according to the following schedule:

                                            Total                     Effective
                                        Complex-Level Complex-Level Complex-Level
Complex-Level Daily Managed Assets/(1)/    Assets     Marginal Rate   Fee Rate
--------------------------------------- ------------- ------------- -------------
          First $55 billion............  $55 billion     0.2000%       0.2000%
          Next $1 billion..............  $56 billion     0.1800%       0.1996%
          Next $1 billion..............  $57 billion     0.1600%       0.1989%
          Next $3 billion..............  $60 billion     0.1425%       0.1961%
          Next $3 billion..............  $63 billion     0.1325%       0.1931%
          Next $3 billion..............  $66 billion     0.1250%       0.1900%
          Next $5 billion..............  $71 billion     0.1200%       0.1851%
          Next $5 billion..............  $76 billion     0.1175%       0.1806%
          Next $15 billion.............  $91 billion     0.1150%       0.1698%

--------
(1)With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $62.5 billion as of November 30, 2004.

   Pursuant to an investment sub-advisory agreement between NAM and Gateway, Gateway will receive from NAM a management fee equal to the portion specified below of the management fee payable by the Fund to NAM (net of the reimbursements described below), with respect to the Fund's average daily Managed Assets managed by Gateway, provided that, until August 1, 2006, the amount shall equal at least 0.315% of the Fund's average daily Managed Assets managed by Gateway up to $500 million, payable on a monthly basis:

                                              Percentage of Net
                 Average Daily Managed Assets  Management Fee
                 ---------------------------- -----------------
                 Up to $200 million..........       55.0%
                 $200 million to $300 million       52.5%
                 $300 million and over.......       50.0%

   In addition to the fee of NAM, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first eight full years of the Fund's operation, NAM has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                  Percentage                                    Percentage
                  Reimbursed                                    Reimbursed
 Year Ending  (as a percentage of       Year Ending         (as a percentage of
 January 31,    Managed Assets)         January 31,           Managed Assets)
 -----------  -------------------       -----------         -------------------
    2005/(1)/        0.30%                  2010                   0.30%
      2006           0.30%                  2011                   0.22%
      2007           0.30%                  2012                   0.14%
      2008           0.30%                  2013                   0.07%
      2009           0.30%

--------
(1)From the commencement of operations.

   NAM has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2013.

Regulatory and Other Matters

   Over the past few years, the SEC, state Attorneys General and other federal and state officials of various other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies and other practices of advisers and distributors of investment companies. NAM and certain of its affiliates have received information requests and subpoenas from the SEC, other federal officials and state Attorneys General in connection with these inquiries. NAM and its affiliates have complied with these requests and subpoenas and, to date, no proceedings have been brought against NAM and its affiliates. NAM and its affiliates have no specific reason to believe that any such proceedings will be brought in the future; however there can be no guarantee that will be the case. Due to the existing regulatory climate, NAM and its affiliates may receive additional information requests and/or subpoenas from one or more regulatory agencies or federal or state officials in the future. Based on internal reviews of trading practices and other regulatory matters, NAM and its affiliates have not found any information that they believe would have a material adverse effect on the Fund, its Common Shares, or the ability of NAM to perform its duties under the investment management agreement with the Fund.

   A putative class action lawsuit filed in January 2005 (James Jacobs et al.
v. Nuveen Investments, Inc. et al., No. 05 C 0143 (N.D. Ill.)) by an individual purporting to be a shareholder of an open-end fund sponsored by Nuveen is currently pending in federal district court. Purporting to sue on behalf of investors in all Nuveen-sponsored open-end mutual funds with equity holdings, the plaintiff has alleged that fund trustees, investment advisers and affiliates breached fiduciary duties, duties of care and various provisions of the 1940 Act by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff has claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages and punitive damages, attorneys fees and other unspecified relief. Since the lawsuit was recently filed, Nuveen has not yet filed a response to the complaint or had an opportunity to fully assess the materiality of the lawsuit. However, as of the date of the Prospectus, NAM believes a decision, if any, against the defendants would have no material adverse effect on the Fund, its Common Shares, or the ability of NAM to perform its duties under the investment management agreement.

                                NET ASSET VALUE

   The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

   For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") national list are valued in a like manner except that NASDAQ national list securities are valued using the NASDAQ official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Prices of certain ADRs that trade in only limited volume in the U.S. are valued based on the mean between the most recent bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the New York Stock Exchange.

   Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by an Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ national list, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board of Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees, or its designee, may determine the fair value for the security.

   The Fund normally values index options at the average of the closing bid and the asked quotations. Under normal circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the New York Stock Exchange and will be used to value the option contracts. If Gateway determines that closing index option quotations do not reflect index option values as of the close of the New York Stock Exchange, the Board of Trustees, or its designee, will determine the fair value for the index option.

   If the Fund invests in senior loans, the Fund may use an independent pricing service to value most senior loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Fund will use the fair value method to value senior loans or other debt securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value.

   Securities that are fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

                                 DISTRIBUTIONS

   Commencing with the first distribution, the Fund intends to make regular monthly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources:

  . capital gains (both short-term and long-term), including gains from net index option premiums and the Equity Portfolio; and

  . dividends received by the Fund that are paid on the common shares held in the Equity Portfolio.

   The Fund's Common Share distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the rates at which the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund. Expenses of the Fund are accrued each day.

   The Fund's monthly distributions will be made from the Fund's net investment income and capital gains from the net index option premiums. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. However, the ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. As a result, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund's net investment income and net realized long-term capital gains for that calendar year, in which case a portion of the excess could be treated as a return of capital for tax purposes. The Fund may distribute income early in the calendar year that would initially be characterized as being taxable as short-term capital gains, but it could incur net short-term capital losses later in the year, thereby offsetting the income taxable as short-term capital gains for which distributions have already been made by the Fund. Moreover, in a rising equity market in which both the Indexes and the Fund's Equity Portfolio investments rise in value, the Fund may realize capital losses in connection with its written Index call options, while the largely reciprocal increases in the value of the Fund's Equity Portfolio investments will be treated as unrealized capital gains; in this circumstance, the Fund's net cash flows may equal or exceed the amount of distributions paid, while the combination of its net income and net realized capital gains may be far less than the amount of distributions paid, in which case the difference will be treated as a return of capital for tax purposes.

   As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains (after it pays accrued dividends on, or redeems or liquidates, any outstanding FundPreferred shares, if any, and makes interest and required principal payments on Borrowings, if any). In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

   The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

   Although it does not now intend to do so, the Board of Trustees may change the Fund's distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short-term capital gains and historical and projected net investment income and net short-term capital gains.

                          DIVIDEND REINVESTMENT PLAN

   If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan") your dividends, including any capital gain dividends, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent.

   Under the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Equiserve Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

                             DESCRIPTION OF SHARES

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. The Fund has no current intention of issuing FundPreferred shares or incurring Borrowings. However, if at some future time the Fund issues FundPreferred shares and/or incurs Borrowings, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares and interest on Borrowings have been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions. See "--FundPreferred Shares" below.

   The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

   Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.04 per Common Share. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot guarantee that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

FundPreferred Shares

   The Fund has no current intention of issuing FundPreferred shares. However, the Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any FundPreferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

   Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund can issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

   Distribution Preference. The FundPreferred shares would have complete priority over the Common Shares as to distribution of assets.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

   Voting Rights. FundPreferred shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares would vote together with Common Shareholders as a single class.

   Holders of FundPreferred shares, voting as a separate class, would be entitled to elect two of the Fund's trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than fifteen trustees). The remaining trustees would be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the FundPreferred shares, the holders of all outstanding FundPreferred shares, voting as a separate class, would be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of FundPreferred shares would be required, in addition to the single class vote of the holders of FundPreferred shares and Common Shares. See the Statement of Additional Information under "Description of Shares--FundPreferred Shares--Voting Rights."

   Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares may provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of FundPreferred shares by the Fund would reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund would increase such leverage.

   In the event of any future issuance of FundPreferred shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as FundPreferred Shares are outstanding, the composition of the Fund's portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any FundPreferred shares.

Borrowings

   The Fund has no current intention of incurring Borrowings. However, the Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of Borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an "asset coverage" of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowing represented by senior securities issued by the Fund. As with the issuance of FundPreferred shares, certain types of Borrowing may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings would be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund would repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes. See "Investment Restrictions" in the Statement of Additional Information.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company,
(2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or
(5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and, if issued, FundPreferred shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series would be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares, the action in question would also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

   If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

   The following discussion of federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

   The discussions below and certain disclosure in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. shareholder and that you hold the Common Shares as a capital asset.

   The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to Common Shareholders will not be deductible by the Fund in computing its taxable income. You should consult with your own tax advisor regarding the particular consequences to you of investing in the Fund.

   Dividends paid to you out of the Fund's "investment company taxable income" (which includes dividends the Fund receives, interest income, and net short-term capital gain) will generally be taxable to you as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Common Shares, except as described below with respect to "qualified dividend income." Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

   The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum tax rate on long-term capital gains on noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on "qualified dividend income." To be eligible for this reduced rate, a shareholder must be a noncorporate taxpayer and must satisfy certain holding period requirements. In the case of a regulated investment company, the amount of dividends paid by the company that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by the company. To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

   A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

   Each year, we will notify you of the tax status of dividends and other distributions.

   If you sell Common Shares, you may realize a capital gain or loss which will be long-term or short-term, depending on your holding period for the shares.

   We may be required to withhold federal income tax from all taxable distributions payable if you:

  .  fail to provide us with your correct taxpayer identification number;

  .  fail to make required certifications; or

  .  have been notified by the IRS that you are subject to backup withholding.

   As modified by the Act, the backup withholding rate is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. This withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the required information is furnished to the IRS.

   Federal tax law imposes an alternative minimum tax with respect to individuals and corporations. Under current law, it is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund.

   The Fund may invest in securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

                                 UNDERWRITING

   Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                       Number of
Underwriters                                                            Shares
------------                                                           ----------
Citigroup Global Markets Inc..........................................  5,160,000
Wachovia Capital Markets, LLC.........................................  2,970,000
RBC Capital Markets Corporation.......................................  2,970,000
Nuveen Investments, LLC...............................................  2,970,000
A.G. Edwards & Sons, Inc..............................................  2,970,000
Deutsche Bank Securities Inc..........................................  2,970,000
Advest, Inc...........................................................  2,970,000
H&R Block Financial Advisors, Inc.....................................  2,970,000
Ferris, Baker Watts, Incorporated.....................................  2,970,000
J.J.B. Hilliard, W.L. Lyons, Inc......................................  2,970,000
Janney Montgomery Scott LLC...........................................  2,970,000
KeyBanc Capital Markets, A Division of McDonald Investments Inc.......  2,970,000
Legg Mason Wood Walker, Incorporated..................................  2,970,000
Oppenheimer & Co. Inc.................................................  2,970,000
Ryan Beck & Co., Inc..................................................  2,970,000
Stifel, Nicolaus & Company, Incorporated..............................  2,970,000
SunTrust Capital Markets, Inc.........................................  2,970,000
Wedbush Morgan Securities Inc.........................................  2,970,000
Robert W. Baird & Co. Incorporated....................................    398,000
Doft & Co., Inc.......................................................    398,000
J. B. Hanauer & Co....................................................    398,000
Piper Jaffray & Co....................................................    398,000
TD Waterhouse Investor Services, Inc..................................    398,000
Axiom Capital Management, Inc.........................................     75,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.........     75,000
BrookStreet Securities Corporation....................................     75,000
Crowell, Weedon & Co..................................................     75,000
Hazlett, Burt & Watson, Inc...........................................     75,000
M.L. Stern & Co., LLC.................................................     75,000
Mesirow Financial, Inc................................................     75,000
Southwest Securities, Inc.............................................     75,000
D.A. Davidson & Co....................................................     20,000
First Montauk Securities Corp.........................................     20,000
The GMS Group, LLC....................................................     20,000
GunnAllen Financial, Inc..............................................     20,000
HARRISdirect LLC......................................................     20,000
Maxim Group LLC.......................................................     20,000
National Securities Corporation.......................................     20,000
Newbridge Securities Corporation......................................     20,000
Parker/Hunter Incorporated............................................     20,000
Sanders Morris Harris Inc.............................................     20,000
Sterne, Agee & Leach, Inc.............................................     20,000
Stockcross Financial Services, Inc....................................     20,000
Strand, Atkinson, Williams & York, Inc................................     20,000
                                                                       ----------
   Total.............................................................. 58,500,000
                                                                       ==========

   The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   The Underwriters, for whom Citigroup Global Markets Inc., Wachovia Capital Markets, LLC, RBC Capital Markets Corporation, Nuveen, A.G. Edwards & Sons, Inc., Deutsche Bank Securities Inc., Advest, Inc., H&R Block Financial Advisors, Inc., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets, A Division of McDonald Investments Inc., Legg Mason Wood Walker, Incorporated, Oppenheimer & Co. Inc., Ryan Beck & Co., Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Capital Markets, Inc., and Wedbush Morgan Securities Inc., are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.60 per Common Share. The sales load the Fund will pay of $0.90 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before January 31, 2005. In connection with this offering, Nuveen may perform clearing services without charge for brokers and dealers for whom it regularly provides clearing services that are participating in the offering as members of the selling group.

   The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to 6,800,000 additional Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

   The Fund and the Advisers have each agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Citigroup Global Markets Inc. in its sole discretion may release any of the securities subject to these agreements at any time without notice.

   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, NAM and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance.

   The following table shows the sales load that the Fund is to pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares:

                                      Paid by Fund
                                 -----------------------
                                                Full
                                 No Exercise  Exercise
                                 ----------- -----------
                       Per share $      0.90 $      0.90
                       Total.... $52,650,000 $58,770,000

   The Fund and the Advisers have each agreed to indemnify the several Underwriters or to contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

   Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.04 per share.

   In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.

   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

   In connection with the requirements for listing the Fund's Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on the New York Stock Exchange at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

   The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of the Underwriters to the Fund or the Advisers if, prior to the delivery of and payment for the Common Shares, (i) trading in the Fund's Common Shares shall have been suspended by the Securities and Exchange Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the New York Stock Exchange, (ii) a commercial banking moratorium shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the Common Shares as contemplated by the Prospectus (exclusive of any supplement thereto).

   A Prospectus in electronic format may be available on the websites maintained by one or more of the Underwriters. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

   The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   Prior to the public offering of Common Shares, NAM purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, NAM owned 100% of the outstanding Common Shares. NAM may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

   Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, one of the representatives of the Underwriters, is an affiliate of NAM.

   The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Bell, Boyd & Lloyd LLC and Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                  Page
                                                                  ----
          Use of Proceeds........................................   3
          Investment Objectives..................................   3
          Investment Restrictions................................   3
          Investment Policies and Techniques.....................   7
          Overall Fund Management................................   8
          Gateway Investment Philosophy and Process..............   9
          Portfolio Composition..................................  10
          Other Investment Policies and Techniques...............  15
          Management of the Fund.................................  27
          Investment Advisers....................................  36
          Portfolio Transactions and Brokerage...................  40
          Distributions..........................................  42
          Description of Shares..................................  43
          Certain Provisions in the Declaration of Trust.........  48
          Repurchase of Fund Shares; Conversion to Open-End Fund.  50
          Tax Matters............................................  52
          Experts................................................  60
          Custodian and Transfer Agent...........................  60
          Additional Information.................................  60
          Report of Independent Registered Public Accounting Firm  61
          Financial Statements...................................  62
          Appendix A--Ratings of Investments..................... A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               58,500,000 Shares

                    Nuveen Equity Premium Opportunity Fund

                                 Common Shares

                                   --------

                                  PROSPECTUS

                               January 26, 2005

                                   --------

                                   Citigroup

                              Wachovia Securities

                              RBC Capital Markets

                            Nuveen Investments, LLC

                                 A.G. Edwards

                           Deutsche Bank Securities

                                 Advest, Inc.

                      H&R Block Financial Advisors, Inc.

                              Ferris, Baker Watts
                                 Incorporated

                       J.J.B. Hilliard, W.L. Lyons, Inc.

                          Janney Montgomery Scott LLC

                            KeyBanc Capital Markets

                            Legg Mason Wood Walker
                                 Incorporated

                               Oppenheimer & Co.

                                Ryan Beck & Co.

                          Stifel, Nicolaus & Company
                                 Incorporated

                          SunTrust Robinson Humphrey

                        Wedbush Morgan Securities Inc.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                  EPR-JSN-0105D

                     NUVEEN EQUITY PREMIUM OPPORTUNITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION


     Nuveen Equity Premium Opportunity Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.


     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated January 26, 2005 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Use of Proceeds...............................................................3
Investment Objectives.........................................................3
Investment Restrictions ......................................................3
Investment Policies and Techniques............................................7
Overall Fund Management.......................................................8
Gateway Investment Philosophy and Procees.....................................9
Portfolio Composition .......................................................10
Other Investment Policies and Techniques.....................................15
Management of the Fund.......................................................27
Investment Advisers..........................................................36
Portfolio Transactions and Brokerage.........................................40
Distributions ...............................................................42
Description of Shares........................................................43
Certain Provisions in the Declaration of Trust...............................48
Repurchase of Fund Shares; Conversion to Open-End Fund.......................50
Tax Matters..................................................................52
Experts......................................................................60
Custodian and Transfer Agent.................................................60
Additional Information.......................................................60
Report of Independent Auditors ..............................................61
Financial Statements ........................................................62
Ratings of Investments (Appendix A)........................................ A-1

This Statement of Additional Information is dated January 26, 2005.

                                 USE OF PROCEEDS

     The net proceeds of the offering of Common Shares of the Fund will be approximately: $1,116,050,000 ($1,245,930,000 if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     For the Fund, Nuveen has agreed to pay (i) all organizational expenses of the Fund and (ii) offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share.

                              INVESTMENT OBJECTIVES

     The Fund's primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund will pursue its investment objectives by utilizing an integrated equity index option strategy.


     Under normal market circumstances, the Fund will invest its Managed Assets (as defined on page 7) in a diversified equity portfolio (the "Equity Portfolio") that is designed to support the Fund's Index Option Strategy (as defined below). The Fund will invest in an Equity Portfolio that is designed to substantially replicate the weighted average price movements of the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and the NASDAQ-100 Index based upon the Fund's Equity Portfolio holdings. The initial target weighting of the Fund's Equity Portfolio in seeking to replicate the weighted average price movements of the market indexes will be 75% of the S&P 500 Index and 25% of the NASDAQ-100 Index. Over time, these percentage weightings may vary as the result of relative changes in each index. The portion of the Equity Portfolio that is attributable to the Fund's percentage weighting of the price movements of the S&P 500 Index may be referred to as the "S&P Component." The portion of the Equity Portfolio that is attributable to the Fund's percentage weighting of the price movements of the NASDAQ-100 Index may be referred to as the "NASDAQ Component." The Fund does not intend that the Equity Portfolio will contain exactly the same stocks as the S&P 500 Index and the NASDAQ-100 Index. It is expected that more than a majority of the holdings in the Equity Portfolio will be securities included in either or both of the S&P 500 Index and the NASDAQ-100 Index. However, at least initially the Fund expects that the Equity Portfolio holdings will constitute less than a majority of the stocks included in the S&P 500 Index and the NASDAQ-100 Index. Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in the Equity Portfolio and Index Option Strategy, and in no case will the Fund invest less than 80% of its Managed Assets in the Equity Portfolio. The Fund will pursue its investment objectives by selling Index call options and buying Index put options, each on the S&P 500 Index and the NASDAQ-100 Index (the "Index Option Strategy").


     The Fund's Index Option Strategy will consist of selling Index call options to generate current income from premiums and purchasing Index put options to protect the Fund from a significant market decline over a short period of time. The Fund will sell Index call options on the S&P 500 Index and the NASDAQ-100 Index on a continuous basis on substantially the full value of the Equity Portfolio in proportion to the percentage weightings described above. The Fund will purchase Index put options in most market environments on the S&P 500
Index and the NASDAQ-100 Index on a significant portion of the value of the Equity Portfolio to protect the Fund from a significant market decline over a short period of time.

     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and, if applicable, FundPreferred/TM/ shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class, if applicable. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" in the Fund's Prospectus and "Description of Shares--FundPreferred Shares--Voting Rights" in this Statement of Additional Information for additional information with respect to the voting rights of holders of FundPreferred shares.

                            INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if applicable, FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class, if applicable:

          (1) Issue senior securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

                  (2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;

                  (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act") in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans;


                  (4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term "issuer" shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;


                  (5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in real estate; and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;


                  (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, or except pursuant to the Fund's Index Option Strategy or to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in commodities, and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;


                  (7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; and


                  (8) With respect to 50% of the value of the Fund's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term "issuer" includes both the Borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

         For purposes of the foregoing and "Description of Shares-- FundPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For the purpose of applying the limitation set forth in subparagraph
(8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.


         Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.


         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                  (1) sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

                  (2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of Borrowers in loan agreements in determining whether such Borrowers are investment companies.

                  (3) purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

         Although the Fund has no current intention to issue FundPreferred shares or incur Borrowings, the Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations ("NRSROs") that may issue ratings for FundPreferred shares, if any, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Gateway or NAM from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

         The Fund's primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund will pursue its investment objectives by utilizing an integrated equity index option strategy.

         The Fund's Equity Portfolio is designed to substantially replicate the weighted average price movements of the S&P 500 Index and the NASDAQ-100 Index based upon the Fund's Equity Portfolio holdings. The Fund's Equity Portfolio is expected to generate a higher dividend yield than the weighted average dividend yield of the S&P 500 Index and the NASDAQ-100 Index. The Fund does not intend that the Equity Portfolio will contain exactly the same stocks as the S&P 500 Index and the NASDAQ-100 Index. It is expected that more than a majority of the holdings in the Equity Portfolio will be securities included in either or both of the S&P 500 Index and the NASDAQ-100 Index. However, at least initially the Fund expects that the Equity Portfolio holdings will consitute less than a majority of the stocks included in the S&P 500 Index and the NASDAQ-100 Index. The following table shows the Fund's expected approximate initial allocations and the minimum and maximum percentage allocations between the S&P Component and the NASDAQ Component, which allocations may change from time to time as determined by NAM and Gateway:


                 Minimum % of   Initial Approximate       Maximum % of
                    Managed            % of                Managed
  Component         Assets        Managed Assets           Assets
--------------   ------------   ------------------       ------------
S&P                  65%                75%                  85%
NASDAQ               15%                25%                  35%

Over time, these percentage weightings may vary as the result of relative changes in each Index.

     The Fund will pursue its investment objectives by pursuing its Index Option Strategy (selling Index call options and buying Index put options, each on the S&P 500 Index and the NASDAQ-100 Index). The Fund's strategy of using both the S&P 500 Index and the NASDAQ-100 Index as the basis for its Equity Portfolio and Index Option Strategy is not considered fundamental and can be changed without a vote of the Common Shareholders. However, any use of an alternative index must be approved by the Fund's Board. Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in the Equity Portfolio and Index Option Strategy, and in no case will the Fund invest less than 80% of its Managed Assets in the Equity Portfolio.

     The Fund's policy of investing at least 80% of its Managed Assets in the Equity Portfolio is not considered to be fundamental and can be changed without a vote of the Common Shareholders. However, this policy may only be changed by the Fund's Board following the provision of 60 days prior written notice to Common Shareholders.

  The Equity Portfolio is expected to generate a higher dividend yield than the weighted average dividend yield of the S&P 500 Index and the NASDAQ-100 Index. The S&P 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and the Fund has the right to use such trademarks pursuant to a licensing arrangement. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


  The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index reflects companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies, including investment companies. Nasdaq/R/, The Nasdaq-100/R/ and Nasdaq-100 Index/R/ are trademarks of The Nasdaq Stock Market, Inc. ("Nasdaq") and the Fund has the right to use such trademarks pursuant to a licensing arrangement. The Fund has not been passed on by Nasdaq or its affiliates as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by Nasdaq or its affiliates. Nasdaq and its affiliates make no warranties and bear no liability with respect to the Fund. The S&P 500 Index and the NASDAQ-100 Index may sometimes be referred to individually and collectively as the "Index". It is not possible to invest directly in the S&P 500 Index or the NASDAQ-100 Index.


     The Fund will pursue its objectives by utilizing its Index Option Strategy of selling Index call options and purchasing Index put options, each on the S&P 500 Index and the NASDAQ-100 Index. The Fund will sell Index call options on a continuous basis on substantially the full value of the Equity Portfolio in proportion to the Fund's percentage weightings of the S&P Component and the NASDAQ Component. Under normal market conditions, the Fund will purchase Index put options on a significant portion of the value of the Equity Portfolio in order to protect against a significant market decline over a short period time. When,in the opinion of Gateway, Index put options become expensive relative to the protection afforded the Equity Portfolio, the Fund may reduce the amount of Index put options. Because of greater volatility in the NASDAQ-100 Index compared to the S&P 500 Index and the resulting higher cost of NASDAQ-100 Index put options, the Fund may have lower levels of put protection for the NASDAQ Component than for the S&P Component. This means that the Fund may be subject to greater risk of loss with respect to the NASDAQ Component in the event of a significant market decline over a short period of time.


     Generally, the Fund expects that the premiums received by it from selling Index call options will be greater than the Fund's cost of purchasing Index put options. The cash flow derived from selling Index call options, less the cost of purchasing Index put options, is referred to as "net index option premiums."


     The Fund will sell and purchase Index options that are exchange-listed and that are "European style", meaning that the options only may be exercised on the expiration date of the option. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based (in the case of the Fund, the S&P 500 Index or the NASDAQ-100 Index) is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option, and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     As the seller of an Index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the Index call option has the right to any appreciation in the value of the Index over a fixed price (the exercise price) on a certain date in the future (the expiration date). The premium, the exercise price and the market value of the Index determine the gain or loss realized by the Fund as the seller of the Index call option.

     Generally, the Fund intends to sell S&P 500 Index call options near to "at-the-money" (i.e. the exercise price generally will be within a close range above or below the current level of the cash value of the S&P 500 Index). The Fund, in effect, sells the potential appreciation in the value of the S&P 500 Index in exchange for the premium. If, at expiration, the purchaser exercises an Index call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the Index and the exercise price of the Index option. See "The Fund's Investments" and "Risks" in the Prospectus.

     Generally, the Fund intends to sell NASDAQ-100 Index call options that are slightly "out-of-the-money." An Index call option is "out-of-the-money" when its exercise price is greater than the cash value of the underlying Index. This means that the Fund will retain the portion of any appreciation in the NASDAQ-100 Index up to the amount that the exercise price of the Index call option exceeds the cash value of the NASDAQ-100 Index at the time the option is sold by the Fund.

     As the purchaser of an Index put option, the Fund, in exchange for a premium, has the right to receive a cash payment from the seller of the option in the event the value of the Index is below the exercise price of the Index put option upon its expiration. The Fund would ordinarily realize a gain if (i) at the end of the Index option period, the value of an Index decreased below the exercise price of the Index put option sufficiently to more than cover the premium and transaction costs or (ii) the Fund sells the Index put option prior to its expiration at a price that is higher than its cost. The Fund will purchase Index put options to protect the Fund from a significant market decline over a short period of time. However, because the Fund generally will purchase Index put options that are significantly "out-of-the-money", the Fund will not be fully covered against any market decline. An Index put option is "out-of-the-money" when its exercise price is less than the cash value of the underlying Index. Because of the greater volatility in the NASDAQ-100 Index, the Fund expects that the NASDAQ-100 Index put options that it purchases will be slightly more "out-of-the-money" than the S&P 500 Index put options that it purchases. In addition, the Fund may not own Index put options on the full value of the NASDAQ Component. As a result, the Fund may be subject to a greater risk of loss with respect to its NASDAQ Component in the event of a significant market decline over a short period of time.

         The Fund generally will terminate its Index option positions prior to their expiration dates. In the case of Index call options, the cost of repurchasing an option will determine the gain or loss realized by the Fund, and in the case of Index put options, the proceeds from the sale will determine the gain or loss realized by the Fund.


         The Fund may employ financial leverage by issuing preferred shares of beneficial interest ("FundPreferred/TM/ Shares") or by incurring borrowings, commercial paper or notes (collectively, "Borrowings"). The Fund's net assets, including assets attributable to any FundPreferred/TM/ Shares that may be outstanding and the principal amount of any Borrowings, are called "Managed Assets." However, the Fund has no current intention to issue FundPreferred Shares or issue Borrowings.



         Under normal circumstances:

         . The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

         . The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

                       OVERALL FUND MANAGEMENT




     Nuveen Asset Management ("NAM") will be responsible for determining the Fund's overall investment strategy and its implementation.



     NAM also is responsible for the selection and ongoing monitoring of Gateway, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. In addition, to the extent the Fund utilizes leverage and determines to invest in adjustable rate senior loans and other debt instruments, NAM or an affiliate of NAM will invest the Fund's Managed Assets allocated to such adjustable rate senior loans and other debt instruments. However, the Fund has no current intention to utilize leverage or invest in adjustable rate senior loans or other debt instruments.

                    GATEWAY INVESTMENT PHILOSOPHY AND PROCESS


     Gateway will invest the Fund's Managed Assets in the Equity Portfolio. Gateway will also manage the Fund's Index Option Strategy. The Fund's Index Option Strategy will consist of selling Index call options to generate current income from premiums and purchasing Index put options to protect the Fund from a significant market decline over a short period of time. The Fund will sell Index call options on a continuous basis on substantially the full value of the Equity Portfolio in proportion to the Fund's percentage weightings of the S&P Component and the NASDAQ Component. Under normal market conditions, the Fund will purchase Index put options on a significant portion of the value of the Equity Portfolio in order to protect against a significant market decline over a short period of time. When, in the opinion of Gateway, Index put options become expensive relative to the protection afforded the Equity Portfolio, the Fund may reduce the amount of Index put options.

      Investment Philosophy. Gateway believes an index option strategy that combines selling Index call options and purchasing Index put options can provide high current income and gains while significantly moderating the downside risk of investing in an equity portfolio. An actively managed index option strategy may be an effective risk management tool that could reduce risk more than return, resulting in an improved reward-to-risk ratio, greater return consistency and the potential for greater preservation of portfolio value in adverse markets.

     Gateway believes a broadly-diversified equity portfolio can enhance performance relative to a 100% indexed portfolio by generating higher anticipated dividend income and greater tax and investment flexibility.

     Gateway believes index options may achieve better tax and transactional efficiency than options on individual stocks because index options are cash-settled with known exercise dates and because the markets for index options are deeper, more liquid and result in lower transaction costs.

     Gateway further believes that its integrated strategy of selling Index call options and purchasing Index put options (supported by an underlying equity portfolio) should generally provide returns that are superior to simply owning the underlying equity market index under four different stock market scenarios:
(i) moderately rising markets; (ii) stable or flat markets; (iii) moderately down trending markets; and (iv) sharp market declines over a short period of time. In strongly rising equity markets, the index option strategy would generally be expected to underperform the underlying index.

     Investment Process. Gateway utilizes an index option strategy that consists of two components: (i) selling Index call options to produce premium cash flow and gains and (ii) buying Index put options to provide a measure of protection in the event of a significant market decline over a short period of time. Gateway's Index option strategy is supported by investment in a diversified portfolio of stocks that seek to substantially replicate the weighted average price movements of the S&P 500 Index and the NASDAQ-100 Index.

     Gateway's index option strategy is designed to (i) produce a high level of current cash flow (the net premium income after paying the cost of the put options) and (ii) potentially offset or hedge against a significant decline in the equity market over a short period of time. Gateway does not employ its index option strategy to speculate on the equity market.

     Gateway intends to sell Index call options on substantially the full value of the Fund's Equity Portfolio in proportion to the Fund's percentage weightings of the S&P Component and the NASDAQ Component. Gateway does not intend to sell Index call options representing amounts greater than the value of the Equity Portfolio (i.e., take a `naked' position). Similarly, at most times, Gateway expects that the Fund will own Index put options on a significant portion of the value of the Fund's underlying Equity Portfolio. Gateway does not intend to purchase Index put options representing amounts greater than the Fund's Equity Portfolio. When, in the opinion of Gateway, Index put options become expensive relative to the protection afforded the Fund's Equity Portfolio, Gateway may reduce the amount of Index put options.

     Historically, the NASDAQ-100 Index has exhibited higher volatility than the S&P 500 Index. As such, it is expected that the value of the Fund's assets allocated to the NASDAQ Component and NASDAQ-100 Index options will be subject to greater fluctuations than the value of the assets allocated to the S&P Component and S&P 500 Index options. Because of the greater volatility in the NASDAQ-100 Index, the Fund will generally sell NASDAQ-100 Index call options that are further "out-of-the-money" than those that the Fund sells on the S&P 500 Index. The Fund will also generally buy further "out-of-the-money" Index put options on the NASDAQ-100 Index, and may not buy Index put options on the full value of the NASDAQ Component. The combination of further "out-of-the-money" NASDAQ-100 Index call and put options and potentially lower levels of NASDAQ-100 Index put coverage is expected to result in both a greater potental for gains and a greater exposure to the risk of losses on the portion of the Fund's assets allocated to the NASDAQ Component.

     Gateway actively manages its option positions, purchasing back Index call options and/or selling Index put options based on relative value and risk/return analysis. To determine which Index options to utilize, Gateway considers market factors, such as current market levels and volatility, and option-specific factors (including but not limited to premium/cost, exercise price and expiration). Gateway seeks to construct a portfolio of Index call and put options that is diversified across multiple strike prices and expiration dates.



     Gateway uses a multi-factor quantitative model to construct the Equity Portfolio. The model evaluates approximately 9,000 domestic and non-U.S. stocks to construct a portfolio of 150-350 stocks that meets criteria and constraints established by Gateway. Portfolio parameters may include, but are not limited to: tracking error of the portfolio to an Index, overlap of holdings with an Index, and dividend yield. In addition, Gateway will consider the tax consequences of certain transactions within the Equity Portfolio and intends to manage the portfolio in a tax-efficient manner by taking, for example, capital losses when possible to offset realized capital gains. Gateway will rebalance and adjust the Equity Portfolio as necessary for tracking and tax management purposes.

                             PORTFOLIO COMPOSITION

     The Fund's portfolio will be composed principally of the investments described below.

     Common Stocks. The Fund will invest in an Equity Portfolio that is designed to support the Index Option Strategy consisting of common stocks, including American Depository Receipts ("ADRs"). Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     The S&P 500 Index, is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization.

     An investment in the Fund should be made with an understanding of the risks that an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in the Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

     Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends that could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund's purchase and sale of the equity securities and other factors.


     Index Options. The Fund will pursue its objectives by utilizing its Index Option Strategy of selling Index call options and purchasing Index put options. The Fund will sell Index call options on a continuous basis on substantially the full value of the Equity Portfolio in proportion to the Fund's percentage weightings of the S&P Component and the NASDAQ Component. Under normal market conditions, the Fund will purchase Index put options on a significant portion of the value of the Equity Portfolio in order to protect against a significant market decline over a short period of time. When, in the opinion of Gateway, Index put options become expensive relative to the protection afforded the Equity Portfolio, the Fund may reduce the amount of Index put options. Because of greater volatility in the NASDAQ-100 Index compared to the S&P 500 Index and the resulting higher cost of NASDAQ-100 Index put options generally, the Fund may have lower levels of put protection for the NASDAQ-100 Index than for the S&P 500 Index. This means that the Fund may be subject to greater risk of a loss with respect to the NASDAQ Component in the event of a significant market decline over a short period of time.


     Generally, the Fund expects that the premiums received by it from selling Index call options will be greater than the Fund's cost of purchasing Index put options. The cash flow derived from selling Index call options, less the cost of purchasing Index put options, is referred to as net index option premiums.


     The Fund will sell and purchase Index options that are exchange-listed and that are "European style", meaning that the options only may be exercised on the expiration dates of the options. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based (in the case of the Fund, the S&P 500 Index or the NASDAQ-100 Index) is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.


     Option contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the "OCC"). Currently, index options are available on 89 indexes, with new listings added periodically. The Fund will sell Index call options and purchase Index put options that are generally issued, guaranteed and cleared by the OCC. Gateway believes that there exists a large trading volume of options that is sufficient to fulfill the Fund's requirements to implement its Index Option Strategy.


     Selling Index Call Options. The Fund may sell Index call options primarily to generate net index option premiums. Generally, the Fund intends to sell S&P 500 Index call options near to "at-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the S&P 500 Index). The Fund, in effect, sells the potential appreciation in the value of the S&P 500 Index in exchange for the premium. Generally, the Fund intends to sell NASDAQ-100 Index call options that are slightly "out-of-the-money". An Index call option is "out-of-the-money" when its exercise price is greater than the cash value of the underlying Index. This means that the Fund will retain the portion of any appreciation in the NASDAQ-100 Index up to the amount that the exercise price of the Index call option exceeds the cash value of the NASDAQ-100 Index at the time the option is sold by the Fund. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund's objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option. This reduction should be offset, at least in part, by appreciation in the value of the Equity Portfolio, and by the opportunity to realize additional premium income from selling a new index option.


     As the seller of an Index call option, the Fund receives a premium from the purchaser. The purchaser of the Index call option has the right to any appreciation in the value of the Index over the exercise price on the expiration date. If, at expiration, the purchaser exercises the Index call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the Index and the exercise price of the Index option. The premium, the exercise price and the market value of the Index determine the gain or loss realized by the Fund as the seller of the Index call option. The Fund generally will repurchase Index call options prior to the expiration dates, ending the Fund's obligation. In that case, the cost of repurchasing an option will determine the gain or loss realized by the Fund.

     The Fund will cover its obligations when it sells Index call options. An Index call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board of Trustees) in an amount equal to the contract value of the Index. An Index call option also is covered if the Fund holds a call on the same security index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board of Trustees).

     Purchasing Index Put Options. The Fund's Index Option Strategy includes the purchasing of Index put options. Index put options are contracts that give the holder of the option, in exchange for a premium, the right to receive a cash payment from the seller of the index option in the event the value of the Index is below the exercise price of the Index put option upon its expiration. The Fund would ordinarily realize a gain if, (i) at the end of the Index option period, the value of an Index decreased below the exercise price of the Index put option sufficiently to more than cover the premium and transaction costs or
(ii) the Fund sells the Index put option prior to its expiration at a price that is higher than its cost. The Fund will purchase Index put options to protect the Fund from a significant market decline over a short period of time. However, because the Fund generally will purchase Index put options that are significantly "out-of-the-money", the Fund will not be fully covered against any market decline. An Index put option is "out-of-the-money" when its exercise price is less than the cash value of the Index. Because of the greater volatility in the NASDAQ-100 Index, the Fund expects that the NASDAQ-100 Index put options that it purchases will be slightly more "out-of-the-money" than the S&P 500 Index put options that it purchases. In addition, the Fund may not own Index put options on the full value of the NASDAQ Component. As a result, the Fund may be subject to a greater risk of loss with respect to its NASDAQ Component in the event of a significant market decline over a short period of time.

     The Fund generally will terminate its Index option positions prior to their respective expiration dates. In the case of Index call options, the cost of repurchasing an option will determine the gain or loss realized by the Fund and in the case of Index put options, the proceeds from the sale will determine the gain or loss realized by the Fund.

     Risks of Trading Options. The ability to successfully implement the Fund's Index Option Strategy depends on Gateway's ability to predict pertinent market movements, which cannot be assured, and is subject to various additional risks. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.


     The value of the call options written by the Fund, which will be marked-to-market on a daily basis, will be affected by an increase in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the NASDAQ-100 Index and the underlying common and the remaining time to the options' expiration. The value of the options may also be adversely affected if the market for the options becomes less liquid or smaller.


     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Transactions by the Fund in options on securities and indexes will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Gateway. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Gateway's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

     In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.


     Adjustable rate senior loans. Although the Fund has no current intention to do so, the Fund may invest up to 20% of its Managed Assets in adjustable rate senior loans and other debt instruments. Under normal market circumstances, the Fund only will invest in adjustable rate senior loans and other debt instruments to the extent it utilizes leverage. The Fund may make such investments in an attempt to offset the leverage risks borne by the Fund relating to fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or interest rates on Borrowings. The Fund may invest in (i) senior loans made by banks or other financial institutions to U.S. or non-U.S. corporations, partnerships and other business entities ("Borrowers") that operate in various industries and geographical regions, (ii) assignments of such interests in senior loans, (iii) participation interests in senior loans or (iv) certain derivative instruments and structured notes designed to emulate the returns and risks of senior loans. Senior loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets.

     Senior loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, including the limitation on investing no more than 15% of the Fund's Managed Assets in illiquid securities, to the extent such senior loans are deemed to be illiquid.

     Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan results in a reduction in income to the Fund, a reduction in the value of the senior loan and a decrease in the Fund's net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of senior loans and in the Fund's net asset value.

     In the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the senior loan. To the extent that a senior loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of senior loans, such as the Fund, including, under certain circumstances, invalidating such senior loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

     The amount of public information with respect to senior loans generally may be less extensive than that available for more widely rated, registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Senior loans may not be rated at the time that the Fund purchases them. If a senior loan is rated at the time of purchase, NAM may consider the rating when evaluating the senior loan but may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on NAM's credit analysis abilities. Because of the protective terms of most senior loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted debt securities.

     No active trading market currently exists for some of the senior loans in which the Fund may invest and, thus, those loans may be illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund's books. The illiquidity of some senior loans may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per share.

     If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in prices that, in the opinion of NAM, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

     Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a Borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the senior loan.

      The Fund may purchase participations in senior loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders' interest in the senior loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

     The Fund may purchase and retain in its portfolio senior loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a senior loan.

     Certain Structured Notes. If the Fund invests in structured notes (as defined below) that are designed to provide returns and risks that emulate those of senior loans, the Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in senior loans for purposes of determining the percentage of the Fund's Managed Assets invested under normal market circumstances in senior loans.

     The Fund acting as Original Lender, Sole Lender and/or Agent. The Fund, in connection with its investments in senior loans may act as one of the group of lenders originating a loan ("Originating Lender"), may purchase the entire amount of a particular loan ("Sole Lender"), and may act as Agent in the negotiation of the terms of a loan and in the formation of a group of investors in a Borrower's loan.


     The Fund as Originating Lender or Sole Lender. When the Fund acts as an Originating Lender or Sole Lender it will generally participate in structuring the loan, and may share in an origination fee paid by the Borrower. When the Fund is an Originating Lender or Sole Lender it will generally have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the loan agreement. As Sole Lender the Fund generally also would have full voting and consent rights under the applicable loan agreement.


     The Fund as Agent. Acting in the capacity of an Agent with respect to a loan may subject the Fund to certain risks in addition to those associated with the Fund's role as a lender. A financial institution's employment as an Agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.


     The Fund's ability to receive fee income may also be constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to comply with those requirements and may limit its investments in loans in which it acts as Originating Lender, Sole Lender or Agent in order to do so.

     Other Investments. The Fund may invest in fixed or floating rate debt instruments and other securities as described below:


     Below Investment Grade Securities. Although the Fund has no current intention to do so, the Fund may invest in below investment grade securities (generally, senior loans). Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB-, BBB- or Baa3 or better by S&P, Fitch Ratings ("Fitch") or Moody's Investors Services, Inc. ("Moody's")), or (ii) unrated but judged to be of comparable quality. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

     Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest currently and in cash. NAM seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NAM's research and analysis when investing in below investment grade securities. NAM seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of the ratings of securities by S&P, Fitch and Moody's is set forth in Appendix A to this Statement of Additional Information. The ratings of S&P, Fitch and Moody's represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NAM does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or NAM downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

     U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or
(iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if NAM determines that the credit risk with respect to such obligations is minimal.

     Mortgage-Related and Asset-Backed Securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

     The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or "SPV"). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

     A collateralized loan obligation ("CLO") is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

     The underlying assets (e.g., loans) are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

     The Fund also may invest in collateralized debt obligations ("CDOs"). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.

     Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. NAM expects that the Fund will focus its mortgage-related investments principally in adjustable rate mortgage-related and other asset-backed securities, which should minimize the Fund's overall sensitivity to interest rate volatility and extension risk. However, because interest rates on most adjustable rate mortgage-related and other asset-backed securities typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. Below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

     Debtor-In-Possesssion Financings. The Fund may invest in debtor-in-possession financings (commonly called "DIP financings"). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Fund's only recourse will be against the property securing the DIP financing.

     Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

     Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by an issuer or its affiliates as part of a package of investments in the issuer or its affiliates issued in connection with a senior loan or other debt instrument of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in senior loans or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's net asset value. The Fund may possess material non-public information about an issuer as a result of its ownership of a senior loan or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

REPURCHASE AGREEMENTS


     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of NAM, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. NAM will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the collateral to at least that of the repurchase price, including interest.


SOVEREIGN DEBT SECURITIES


     The Fund may invest in debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers.


     An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

     The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in U.S. by which defaulted interest may be collected.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

SECURITIES ISSUED BY NON-U.S. ISSUERS

     The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries.

     Securities of non-U.S. issuers include ADRs, Global Depositary Receipts
(GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar-denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.


     Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, NAM may not be able to sell the Fund's portfolio securities at times, in amounts or at prices they consider reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Fund's return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and
(viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although the Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.


     Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest.

ZERO COUPON AND PAYMENT-IN-KIND SECURITIES

     The Fund's investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a "regulated investment company" under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS


     The Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

HEDGING TRANSACTIONS

     As a non-fundamental policy that can be changed by the Board of Trustees, the use of derivatives and other transactions for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value.


     There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to NAM's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that NAM's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so.

     Options on Securities. The Fund may purchase put and call options on stock, bonds or other securities to hedge against adverse market shifts. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options.

     As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. See "Options-Risks of Trading Options".

     In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

     The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the seller of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.


     Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock indexes (in addition to the S&P 500 and NASDAQ-100) and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of Gateway to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that Gateway's judgment in this respect will be correct.


     When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

     Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock or bond index futures as a hedge against movements in the equity or bond markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     For example, if Gateway expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, Gateway expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to purchase. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable Gateway to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Fund's portfolio.

     Under regulations of the Commodity Futures Trading Commission ("CFTC") currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

     Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates.


     The Fund and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the "CEA") and, therefore, neither the Fund, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Tax Matters."

     The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

     With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.


     Other Futures Contracts and Options on Futures Contracts. The Fund's use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such futures contracts and options thereon must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the seller of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the seller's future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.


     Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Gateway's ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that NAM's judgment in this respect will be correct.


     The Fund's futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of the Fund's assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund's futures contracts and options thereon may equal or exceed 100% of the Fund's total assets.


     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to purchase or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

     Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities or loans, an index of securities or loans or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indexes (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. These transactions involve transaction costs. There can be no assurance that the Fund's use of futures will be advantageous to the Fund.

     Credit-Linked Notes. The Fund may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the purchaser/seller of the CLN is subject to counterparty risk.


     Swaps. The Fund may enter into swap contracts to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked to market on a daily basis. These instruments are traded in the over-the-counter market.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by NAM. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. If NAM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

     Credit Default Swaps. The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the purchaser of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     Interest Rate Swaps and Caps. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

     Because senior loans and other adjustable rate debt instruments in which the Fund may invest generally pay interest or dividends based on short-term market interest rates, the Fund's investments in senior loans and other adjustable rate debt instruments may potentially offset the leverage risks borne by the Fund relating to the fluctuations on Common Share income.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Fund's leverage, less the amount of senior loans in the Fund's portfolio. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the interest payments or dividend payments due. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NAM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

     The Fund may choose or be required to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

     Total Return Swaps. The Fund will enter into total return swaps only on a net basis. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indexes during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

     Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers as described in this Statement of Additional Information. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Other Hedging Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

ILLIQUID SECURITIES


     The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to Gateway the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed Gateway when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer),
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the Issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.


     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.



     Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period. During temporary defensive purposes or in order to keep the Fund's cash on hand fully invested, including the period during which the net proceeds of the offering of common shares are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, upon Gateway's recommendations that a change would be in the best interests of the Fund and upon concurrence by NAM, and subject to approval of the Board of Trustees of the Fund, Gateway may deviate from its investment guidelines. These investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) FNMA, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to purchase back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Gateway monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Gateway does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Gateway will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

OTHER INVESTMENT COMPANIES


     The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Gateway will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the leverage risks.


PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Gateway believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when Gateway anticipates a change in the price of such security, Gateway believes the price of a security has reached or is near a realistic maximum, or there are other securities that Gateway believes are more attractive given the Fund's investment objectives.



     The Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund's Equity Portfolio will not be used as the primary means of achieving the Fund's investment objectives. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Gateway, investment considerations warrant such action. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS



     The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen, Gateway or their affiliates. The Trustees serve annual terms until the next annual shareholder meeting. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.





                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years**                 Overseen by Trustee
     ----------------       ---------       --------------------            ---------------                   -------------------

Trustee who is an "interested person" of the Fund:


Timothy R.  Schwertfeger*   03/28/49      Chairman of the Board        Chairman and Director (since 1996)             152
333 West Wacker Drive                     and Trustee, 2004            of Nuveen Investments, Inc.,
Chicago, IL 60606                                                      Nuveen Investments, LLC, Nuveen
                                                                       Advisory Corp. and Nuveen Institutional
                                                                       Advisory Corp.




_______________________________


* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the 1940 Act, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NAM.


** Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management as of January 1, 2005.


                                           Positions and Offices       Principal Occupations, Including         Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During            in Fund Complex
     Name and Address        Birthdate     Elected or Appointed            Past Five Years**                    Overseen by Trustee
     ----------------        ---------     --------------------            ---------------                      -------------------
                                                                       Chairman and Director (since 1997)
                                                                       of Nuveen Asset Management (previously
                                                                       named Nuveen Asset Management Inc.);
                                                                       Director (since 1996) of Institutional
                                                                       Capital Corporation; Chairman and
                                                                       Director (since 1999) of Rittenhouse
                                                                       Asset Management, Inc.; Chairman of
                                                                       Nuveen Investments Advisers Inc. (since
                                                                       2002).

Trustees who are not "interested persons" of the Fund:

Robert P. Bremner             8/22/40     Trustee, 2004                Private Investor and Management Consultant.        152
333 West Wacker Drive
Chicago, Il 60606

Lawrence H. Brown             7/29/34     Trustee, 2004                Retired (since 1989) as Senior Vice President      152
333 West Wacker Drive                                                  of The Northern Trust Company; Director,
Chicago, Il 60606                                                      Community Advisory Board for Highland Park
                                                                       and Highwood, United Way of the North Shore
                                                                       (since 2002).



Jack B. Evans                10/22/48     Trustee, 2004                President, The Hall-Perrine                        152
333 West Wacker Drive                                                  Foundation (since 1996), a private
Chicago, IL 60606                                                      philanthropic corporation; Director and Vice
                                                                       Chairman, United Fire Group, a publicly held
                                                                       company; Adjunct Faculty Member,
                                                                       University of Iowa; Director, Gazette
                                                                       Companies, Life Trustee, Coe College and
                                                                       Director, Iowa College Foundation;
                                                                       formerly, Director, Alliant Energy;
                                                                       formerly, Director, Federal Reserve
                                                                       Bank of Chicago; formerly, President and
                                                                       Chief Operating Officer, SCI Financial Group,
                                                                       Inc., a regional financial services firm.




William C. Hunter             3/6/48     Trustee, 2004                 Dean and Distinguished Professor of Finance,       152
                                                                       School of Business at the University of
                                                                       Connecticut (since 2003); previously, Senior
                                                                       Vice President and Director of Research at
                                                                       the Federal Reserve Bank of Chicago (1995-2003);
                                                                       Director (since 1997), Credit Research Center
                                                                       at Georgetown University. Director (since 2004)
                                                                       of Xerox Corporation, a publicly held company.



William J. Schneider          9/24/44     Trustee, 2004                Chairman, formerly, Senior Partner and             152
333 West Wacker Drive                                                  Chief Operating Officer, Miller-Valentine
Chicago, IL 60606                                                      Partners Ltd., a real estate investment
                                                                       company; formerly, Vice President,
                                                                       Miller-Valentine Realty, a construction
                                                                       company; Chair, Premier Health Partners, the
                                                                       not-for-profit parent company of Miami Valley
                                                                       Hospital; Board Member, formerly Chair,
                                                                       Dayton Development Coalition; President,
                                                                       Dayton Philharmonic Orchestra; formerly,
                                                                       Member, Community Advisory Board, National
                                                                       City Bank, Dayton, Ohio and Business
                                                                       Advisory Council, Cleveland Federal
                                                                       Reserve Bank.



Judith M. Stockdale          12/29/47     Trustee, 2004                Executive Director, Gaylord and Dorothy            152
333 West Wacker Drive                                                  Donnelley Foundation (since 1994); prior
Chicago, IL 60606                                                      thereto, Executive Director, Great Lakes
                                                                       Protection Fund (from 1990 to 1994).



                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First      Directorships Held, During            in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years**                 Overseen by Officer
     ----------------       ---------       --------------------            ---------------                   -------------------
Officers of the Fund:

Gifford R. Zimmerman          9/9/56      Chief Administrative         Managing Director (since 2002), Assistant      152
333 West Wacker Drive                     Officer, 2004                Secretary and Associate General Counsel,
Chicago, IL 60606                                                      formerly, Vice President and Assistant General
                                                                       Counsel of Nuveen Investments, LLC; Managing
                                                                       Director (since 2002), General Counsel
                                                                       and Assistant Secretary, formerly, Vice
                                                                       President of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.; Managing
                                                                       Director (since 2002), Assistant Secretary and
                                                                       Associate General Counsel, formerly, Vice President
                                                                       (since 2000), of Nuveen Asset Management ;
                                                                       Managing Director (since 2004) and Assistant
                                                                       Secretary (since 1994) of Nuveen Investments, Inc.;
                                                                       Assistant Secretary of NWQ Investment Management
                                                                       Company, LLC. (since 2002); Vice President and
                                                                       Assistant Secretary of Nuveen Investments Advisers Inc.
                                                                       (since 2002); Managing Director, Associate General
                                                                       Counsel and Assistant Secretary of Rittenhouse Asset
                                                                       Management, Inc. (since 2003); Chartered
                                                                       Financial Analyst.

Julia L. Antonatos           9/22/63      Vice President, 2004         Vice President (since 2002); formerly,         152
333 West Wacker Drive                                                  Assistant Vice President (since 1999)
Chicago, IL 60606                                                      of Nuveen Investments, LLC; Chartered
                                                                       Financial Analyst.

Michael T. Atkinson           2/3/66      Vice President and           Vice President (since 2002),                   152
333 West Wacker Drive                     Assistant Secretary,         formerly Assistant Vice President
Chicago, IL 60606                         2004                         (since 2000), previously, Associate
                                                                       of Nuveen Investments, LLC.

Peter H. D'Arrigo           11/28/67      Vice President and           Vice President of Nuveen Investments, LLC      152
333 West Wacker Drive                     Treasurer, 2004              (since 1999), prior thereto, Assistant
Chicago, IL 60606                                                      Vice President (from 1997); Vice
                                                                       President and Treasurer (since 1999)
                                                                       of Nuveen Investments, Inc.; Vice President
                                                                       and Treasurer (since 1999) of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.;
                                                                       Vice President and Treasurer of Nuveen Asset
                                                                       Management (previously named Nuveen Asset
                                                                       Management Inc.) (since 2002) and of Nuveen
                                                                       Investments Advisers Inc.; Assistant Treasurer
                                                                       of NWQ Investment Management Company, LLC.
                                                                       (since 2002); Vice President and Treasurer of
                                                                       Nuveen Rittenhouse Asset Management, Inc. (since
                                                                       May, 2003); Chartered Financial Analyst.



Jessica R. Droeger           9/24/64      Vice President and           Vice President (since 2002)                    152
333 West Wacker Drive                     Secretary, 2004              and Assistant General Counsel (since
Chicago, IL 60606                                                      1998); formerly, Assistant Vice
                                                                       President (since 1998), of Nuveen Investments,
                                                                       LLC; Vice President (since 2002) and
                                                                       Assistant Secretary (since 1998), formerly
                                                                       Assistant Vice President, of Nuveen Advisory
                                                                       Corp., Nuveen Institutional Advisory Corp. and Nuveen
                                                                       Asset Management (previously named Nuveen Asset
                                                                       Management Inc.).





Lorna C.  Ferguson          10/24/45      Vice President, 2004         Managing Director, formerly, Vice President    152
333 West Wacker Drive                                                  of Nuveen Investments, LLC; Managing Director
Chicago, IL 60606                                                      (since 2004) formerly, Vice President (since
                                                                       1998) of Nuveen Advisory Corp., Nuveen
                                                                       Institutional Advisory Corp. and Nuveen
                                                                       Asset Management (previously named Nuveen Asset
                                                                       Management Inc.).


William M.  Fitzgerald        3/2/64      Vice President, 2004         Managing Director (since 2002) of Nuveen       152
333 West Wacker Drive                                                  Investments, LLC; Managing Director (since
Chicago, IL 60606                                                      2001), formerly, Vice President (since 1995)
                                                                       of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.;
                                                                       Managing Director of Nuveen Asset Management
                                                                       (previously named Nuveen Asset Management Inc.)
                                                                       (since 2001); Vice President of Nuveen
                                                                       Investments Advisers  Inc. (since 2002);
                                                                       Chartered Financial Analyst.


Stephen D. Foy               5/31/54      Vice President and           Vice President (since 1993) and Funds          152
333 West Wacker Drive                     Controller, 2004             Controller (since 1998) of Nuveen Investments,
Chicago, IL 60606                                                      LLC; formerly, Vice President and Funds Controller
                                                                       (from 1998-2004) of Nuveen Investments, Inc.;
                                                                       Certified Public Accountant.



James D. Grassi              4/13/56      Vice President and           Vice President and Deputy Director of          152
333 West Wacker Drive                     Chief Compliance             Compliance (since August, 2004) of Nuveen
Chicago, IL 60606                         Officer, 2004                Investments, LLC, Nuveen Investments Advisers
                                                                       Inc., Nuveen Asset Management (previously named
                                                                       Nuveen Asset Management Inc.), Nuveen
                                                                       Advisory Corp., Nuveen Institutional Advisory
                                                                       Corp. and Rittenhouse Asset Management, Inc.;
                                                                       formerly, Senior Attorney (1994-July 2004),
                                                                       The Northern Trust Company.



David J. Lamb                3/22/63      Vice President, 2004         Vice President (since 2000) of                 152
333 West Wacker Drive                                                  Nuveen Investments, LLC, previously
Chicago, IL 60606                                                      Assistant Vice President (since
                                                                       1999); prior thereto, Associate
                                                                       of Nuveen Investments, LLC; Certified
                                                                       Public Accountant.

Tina M. Lazar                8/27/61      Vice President, 2004         Vice President (since 1999), previously        152
333 West Wacker Drive                                                  Assistant Vice President (since 1993)
Chicago, IL 60606                                                      of Nuveen Investments, LLC.

Larry W.  Martin             7/27/51      Vice President and           Vice President, Assistant Secretary            152
333 West Wacker Drive                     Assistant Secretary,         and Assistant General Counsel of
Chicago, IL 60606                         2004                         Nuveen Investments, LLC; Vice President and
                                                                       Assistant Secretary of Nuveen Advisory
                                                                       Corp., Nuveen Institutional Advisory Corp.
                                                                       and Nuveen Asset Management (previously named
                                                                       Nuveen Asset Management Inc.);




                                       Positions and Offices       Principal Occupations, Including             Number of Portfolios
                                    with the Fund and Year First   Directorships Held, During                     in Fund Complex
     Name and Address   Birthdate       Elected or Appointed            Past Five Years**                       Overseen by Officer
     ----------------   ---------       --------------------            -----------------                       -------------------
                                                                   Vice President (since 2004) and Assistant
                                                                   Secretary of Nuveen Investments, Inc.;
                                                                   Vice President (since 2000), Assistant
                                                                   Secretary and Assistant General Counsel
                                                                   (since 1998) of Rittenhouse Asset Management,
                                                                   Inc.; Vice President and Assistant Secretary
                                                                   of Nuveen Investments Advisers Inc. (since
                                                                   2002); Assistant Secretary of NWQ Investment
                                                                   Management Company, LLC. (since 2002).


Edward F. Neild, IV     7/7/65       Vice President, 2004          Managing Director (since 2002)                      152
333 W. Wacker Drive                                                of Nuveen Investments, LLC;
Chicago, IL 60606                                                  Managing Director (since 1997), formerly
                                                                   Vice President (since 1996) of Nuveen
                                                                   Advisory Corp. and Nuveen Institutional Advisory
                                                                   Corp.; Managing Director of Nuveen Asset
                                                                   Management (previously named Nuveen Asset
                                                                   Management Inc.) (since 1999); Chartered
                                                                   Financial Analyst.


         The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee will meet once prior to the commencement of the Fund's operations.

         Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair and William J. Schneider.

     The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, William J. Schneider and Judith M. Stockdale.

         The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans.

         The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William J. Schneider, Chair, Lawrence H. Brown, William C. Hunter and Judith M. Stockdale.



     The trustees are also trustees of 42 Nuveen open-end funds and 110 closed-end funds managed by NAM. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen, Gateway or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NAM, Nuveen, Gateway or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Nuveen or Gateway.



         The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any FundPreferred shares are outstanding at that time, in which event holders of FundPreferred shares, voting as a separate class, will elect two trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. Holders of FundPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - FundPreferred Shares - Voting Rights." The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2004:



                                                                  Aggregate Dollar Range of Equity Securities in All
                             Dollar Range of Equity Securities   Registered Investment Companies Overseen by Trustee
      Name of Trustee                   in the Fund                       in Family of Investment Companies
      ---------------                   -----------                       ---------------------------------
Timothy R. Schwertfeger                      $0                                     Over $100,000

Robert P. Bremner                            $0                                     Over $100,000

Lawrence H. Brown                            $0                                     Over $100,000

Jack B. Evans                                $0                                     Over $100,000


William C. Hunter                            $0                                   $50,001 - $100,000


William S. Schneider                         $0                                     Over $100,000

Judith M. Stockdale                          $0                                     Over $100,000






     No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NAM, Nuveen, Gateway, Citigroup Global Markets, Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Nuveen, Gateway or Citigroup Global Markets, Inc.


         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.


                              Estimated Aggregate      Total Compensation from    Amount of Total Compensation
     Name of Trustee        Compensation from Fund*    Fund and Fund Complex**       That Has Been Deferred
     ---------------        -----------------------    -----------------------    ----------------------------
Timothy R. Schwertfeger                          $0                         $0                              $0

Robert P. Bremner                             1,163                    114,167                          14,611

Lawrence H. Brown                             1,282                    112,250                              --

Jack B. Evans                                 1,195                    116,125                          24,485

William C. Hunter***                          1,135                     65,875                          56,592

William J. Schneider                          1,155                    111,667                          95,806

Judith M. Stockdale                           1,040                    100,700                          24,863



____________________________


* Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 12/31/2006, representing the Fund's first full fiscal year, for services to the Fund.

**Based on the compensation paid to the trustees for the one year period ending 12/31/2004 for services to the Nuveen open-end and closed-end funds.

***William C. Hunter was appointed to the Board of Trustees of the Nuveen Funds in 2004.

     The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. or its affiliates.

     Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NAM are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to
Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

                               INVESTMENT ADVISERS

     NAM will be responsible for determining the Fund's overall investment strategy and its implementation. NAM also is responsible for the ongoing monitoring of Gateway, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, see "Management of the Fund" in the Fund's Prospectus. In addition, to the extent the Fund utilizes leverage and determines to invest in adjustable rate senior loans and other debt instruments, NAM or an affiliate of NAM will invest the Fund's Managed Assets allocated to such adjustable rate senior loans and other debt instruments. However, the Fund has no current intention to utilize leverage or invest in adjustable rate senior loans or other debt instruments.


     NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. According to data from Thomson Wealth Management, Nuveen Investments, Inc. is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (109) and fund assets under management (approximately $49.3 billion) as of September 30, 2004. Founded in 1898, Nuveen Investments, Inc. and its affiliates had over $115 billion in assets under management as of December 31, 2004.
Nuveen Investments, Inc. is a publicly-traded company and a majority owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). St. Paul Travelers is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.


     Nuveen Investments, Inc. provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities--which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios--under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments, Inc. is listed on the NYSE and trades under the symbol "JNC".

     Nuveen Investment, Inc. disclosed the following information in its annual report on Form 10-K, which was filed with the Securities and Exchange Commission on March 15, 2004: Nuveen Investments, Inc. has received from the Securities and Exchange Commission the following requests for information, each of which Nuveen Investments, Inc. believes was sent broadly to several investment-management firms: a September 4, 2003 letter regarding mutual fund "market timing" and related topics, a September 11, 2003 letter regarding the valuation of portfolio securities of funds that invest at least a majority of assets in securities that trade in non-U.S. markets and frequent trading in such funds, a January 29, 2004 letter regarding mutual fund revenue sharing and fund portfolio brokerage commissions, and a February 4, 2004 letter regarding high yield municipal bond funds. In addition, Nuveen Investments, Inc. received a subpoena dated November 4, 2003 from the Securities Division of the Commonwealth of Massachusetts in connection with a proceeding brought by the Securities Division against the Boston, Massachusetts office of a national broker-dealer firm. Nuveen Investments, Inc. has responded to the Securities and Exchange Commission requests of September 4, September 11, January 29 and February 4 and is continuing to respond to various related follow up requests. Nuveen Investments, Inc. has also responded to the subpoena from the Massachusetts Securities Division. In responding to these various requests, Nuveen Investments, Inc. has identified certain deficiencies in its historical e-mail archives, and it is taking steps to improve its overall record retention practices. Nuveen Investments, Inc. has from time to time discovered instances where shareholders of open-end funds managed by affiliates of Nuveen Investments, Inc. traded in and out of a fund more frequently than appropriate. In addition, during the process of responding to the requests referenced above, Nuveen Investments, Inc. identified certain additional instances where open-end fund shareholders were able to trade in and out of a fund more frequently than appropriate, which occurred in most cases because they traded in dollar amounts below the monitoring threshold established to implement the fund's policy. In the regular course of its business, whenever Nuveen Investments, Inc. has identified inappropriate trading activity in a fund, it has taken steps to terminate the related account.

     Gateway, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209, is the subadviser to the Fund and is responsible for managing the Fund's Managed Assets invested in the Index Option Strategy and the supporting Equity Portfolio. Gateway specializes in the management of index option-based strategies for managing risk in equity portfolios. Gateway is the investment adviser or subadviser to two mutual funds that invest in integrated equity index option strategies. Gateway also manages index option-based strategies, including strategies that invest in S&P 500 Index options or NASDAQ-100 Index options, for employee benefit plans, high net worth individuals, endowments, foundations and other institutions. Gateway, a registered investment adviser, and its predecessor commenced operations in 1977 and had approximately $3.4 billion in assets under management as of October 31, 2004.

J. Patrick Rogers, CFA, and Kenneth H. Toft, CFA, are the portfolio managers at Gateway responsible for investing the Fund's Managed Assets. Mr. Rogers joined Gateway in 1989 and has been the President, Chief Investment Officer and a member of the Board of Directors of Gateway since 1995. Mr. Rogers also is a portfolio manager of one closed-end and two open-end funds advised by Gateway. Mr. Toft joined Gateway in 1992 and has been Vice President and Portfolio Manager since 1997, prior to which he held the position of Senior Trader and Research Analyst. Mr. Toft has been responsible for the management of index option strategies based on the NASDAQ-100 Index at Gateway since 2000.

Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets                               Fund-Level
                                                                       Fee Rate
                                                                       --------
Up to $500 million .................................................   0.7000%
$500 million to $1 billion .........................................   0.6750%
$1 billion to $1.5 billion .........................................   0.6500%
$1.5 billion to $2 billion .........................................   0.6250%
$2 billion and over ................................................   0.6000%

Complex-Level Fee. The complex-level fee shall be applied according to the following schedule:

                            Total                                   Effective
Complex-Level Daily      Complex-Level          Complex-Level     Complex-Level
 Managed Assets(1)          Assets              Marginal Rate       Fee Rate
 --------------          --------------         -------------       --------
First $55 billion        $55 billion            0.2000%             0.2000%
Next $1 billion          $56 billion            0.1800%             0.1996%
Next $1 billion          $57 billion            0.1600%             0.1989%
Next $3 billion          $60 billion            0.1425%             0.1961%
Next $3 billion          $63 billion            0.1325%             0.1931%
Next $3 billion          $66 billion            0.1250%             0.1900%
Next $5 billion          $71 billion            0.1200%             0.1851%
Next $5 billion          $76 billion            0.1175%             0.1806%
Next $15 billion         $91 billion            0.1150%             0.1698%


(1) With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $62.5 billion as of November 30, 2004.

         Pursuant to an investment sub-advisory agreement between NAM and Gateway, Gateway will receive from NAM a management fee equal to the portion specified below of the management fee payable by the Fund to NAM (net of the reimbursements described below), with respect to the Fund's average daily Managed Assets managed by Gateway, provided that, until August 1, 2006, the amount shall equal at least 0.315% of the Fund's average daily Managed Assets managed by Gateway up to $500 million, payable on a monthly basis:


                                                   Percentage of Net
Average Daily Managed Assets                       Management Fee
----------------------------                       -----------------

Up to $200 million...............................       55.0%
$200 million to $300 million.....................       52.5%
$300 million and over............................       50.0%


         In addition to the fee of NAM, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.


         For the first eight full years of the Fund's operation, NAM has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:


                        Percentage                                 Percentage
                        Reimbursed                                 Reimbursed
                     (as a percentage                           (as a percentage
Year Ending             of Managed           Year Ending           of Managed
January 31,               Assets)            January 31,             Assets)
------------           ------------          ------------         ------------
    2005(1)                0.30%                 2010                 0.30%
    2006                   0.30%                 2011                 0.22%
    2007                   0.30%                 2012                 0.14%
    2008                   0.30%                 2013                 0.07%
    2009                   0.30%

__________
(1) From the commencement of operations.


         NAM has not agreed to reimburse the fund for any portion of its fees and expenses beyond January 31, 2013.

     Unless earlier terminated as described below, the Fund's investment management agreement with NAM and the Fund's investment sub-advisory agreement (the "management agreements") will remain in effect until August 1, 2006. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NAM or Gateway thereto upon 60 days written notice after the initial term of the agreement, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


     The management agreements have been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreements are fair and reasonable and that the agreements are in the Fund's best interests. The independent trustees believe that the management agreements will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of NAM and their affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.


     In evaluating the investment management agreements between the Fund, NAM and Gateway (the "Advisers") the trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory and sub-advisory contracts, which include but are not limited to the following: (a) the nature and quality of the adviser's and the sub-adviser's services; (b) the investment performance of the adviser and sub-adviser; (c) the adviser's and sub-adviser's cost in providing their services; (d) the extent to which the adviser and sub-adviser realize economies of scale as the Fund grows larger; and (e) the independent trustees' role in approving the advisory and sub-advisory contracts.

     Nature and Quality of Services. In evaluating the nature and quality of the Advisers' services, the trustees reviewed narrative and statistical information concerning the types of services that both NAM and Gateway currently provide to other Nuveen Funds, Gateway's and NAM's (and NAM's predecessors') performance record with other funds and managed separate accounts they advise, and the performance of comparable, unaffiliated funds. In particular, the trustees took into account the following, among other things: a description of the investment advisory and other services expected to be provided to the Fund by NAM and Gateway or their affiliates; Gateway's expertise and background with the Fund's investment strategy; the complexity of the Advisers' dividend setting activity; and information describing the Nuveen organization, including investment management personnel and available resources, and each department's responsibilities. The trustees noted that their prior experience with NAM and Gateway (including an in-person meeting with Gateway in August, 2004), due to their service to other Nuveen Funds, had given the trustees a good understanding of the operations and capabilities of NAM and Gateway.

     Fees, Expenses and Profitability. In evaluating the management fees and expenses that the Fund is expected to bear, the trustees considered the Fund's management fee, the sub-advisory fee arrangements and the Fund's expected expense ratios and compared such fees and expenses to those of comparable Funds. The trustees also considered the ratio of NAM's fees to their costs and the amount of its profit in relation to the nature and quality of services rendered to determine whether its compensation is fair and reasonable. The trustees also looked at NAM's expense allocation methodology. In evaluating the reasonableness of NAM's and Gateway's compensation, the trustees considered the following information, among other things: (a) statements of NAM's revenues, costs, and profits from furnishing services to other Nuveen Funds; (b) the nature and amount of any indirect benefits NAM and Gateway and their affiliates are expected to receive that are directly attributable to their management of the Fund, if any; (c) the nature of any benefits (such as research) the Advisers may derive from soft dollar arrangements, if any; (d) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers and the profit margins of those advisers; and (e) data with respect to the expected expense ratios of the Fund and comparable investment companies.

     In addition, the trustees reviewed the fee levels of separately managed accounts advised by Gateway. The trustees also considered NAM's and Gateway's commitment to waive fees as set forth in the prospectus.

     Economies of Scale. The trustees reviewed economies of scale, including the breakpoints in the Fund's advisory fees. In its review of the costs and profitability to the Advisers in providing the services, the Board has been cognizant of the benefits derived from economies of scale as the Nuveen Funds' assets grow. Accordingly, to help ensure that all Nuveen Fund shareholders share in these benefits, the trustees approved a complex-wide fee arrangement, pursuant to which advisory fees would be reduced as assets in the Nuveen Fund complex reached certain levels. In evaluating the complex-wide fee arrangement, the trustees considered, among other things, the cost savings to shareholders, the amount of fee reductions at various asset levels, both absolutely and in comparison to the arrangements of other investment company complexes, the cost savings (and increased profitability) of NAM as asset levels grow, and the Nuveen Funds covered by the arrangement. The trustees also considered the impact, if any, that the complex-wide fee arrangement may have on the level of services provided.

     The trustees did not identify any single factor discussed above as all-important or controlling. The trustees, including a majority of independent trustees, concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that NAM and Gateway's fees are reasonable in light of the services provided to the Fund and that the NAM investment advisory agreement and the Gateway sub-advisory agreement should be approved.

     The Fund, NAM, Nuveen, Gateway and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM, Nuveen and Gateway can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

     The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by Gateway in accordance with its proxy voting procedures.

     The Fund has granted to Gateway the authority to vote proxies on its behalf. A senior member of Gateway is responsible for oversight of the Fund's proxy voting process. Gateway has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to Gateway on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. Gateway reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Gateway may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. In cases where Gateway has a conflict of interest with respect to a proxy vote, Gateway will generally vote in accordance with the ISS recommendation. If a client requests Gateway to follow specific voting guidelines or additional guidelines, Gateway will review the request and inform the client only if Gateway is not able to follow the client's request.

     Gateway has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Gateway's general voting policies.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Board of Trustees, Gateway is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

     Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of Gateway except in compliance with the 1940 Act.

     Although the Fund has no current intention to invest in senior loans, if it does so in the future, the Fund generally will engage in privately negotiated transactions for purchase or sale in which NAM or an affiliate of NAM would negotiate on behalf of the Fund, although a more developed market may exist for many senior loans. The Fund would be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. NAM or an affiliate of NAM would determine the lenders from whom the Fund would purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management.

     It is the policy of Gateway to seek the best execution under the circumstances of each trade. Gateway will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Gateway's practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Gateway. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Gateway's own research efforts, the receipt of research information is not expected to reduce significantly Gateway's expenses. While Gateway will be primarily responsible for the placement of the business of the Fund, the policies and practices of Gateway in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

     Gateway may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. Gateway seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment;
(ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Gateway reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Gateway's management outweigh any disadvantage that may arise from Gateway's larger management activities and its need to allocate securities.

                                  DISTRIBUTIONS



         Commencing with the first distribution, the Fund intends to make regular monthly distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. Distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. The Fund expects to receive substantially all of its current income and gains from the following sources:


         . capital gains (both short-term and long-term), including gains from net index option premiums and the Equity Portfolio, and

         . dividends received by the Fund that are paid on the Common Shares held in the Equity Portfolio.


         The Fund's Common Share distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the rates at which the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net long-term and short-term capital gains) less all expenses of the Fund. Expenses of the Fund are accrued each day.


     The Fund's monthly distributions will be made from the Fund's net investment income and capital gains from the net index option premiums. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. However, the ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until the end of that calendar year. As a result, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund's net investment income and net realized long-term capital gains for that calendar year, in which case a portion of the excess could be treated as a return of capital for tax purposes. The Fund may distribute income early in the calendar year that would initially be characterized as being taxable as short-term capital gains, but it could incur net short-term capital losses later in the year, thereby offsetting the income taxable as short-term capital gains for which distributions have already been made by the Fund. Moreover, in a rising equity market in which both the Indexes and the Fund's Equity Portfolio investments rise in value, the Fund may realize capital losses in connection with its written Index call options, while the largely reciprocal increases in the value of the Fund's Equity Portfolio investments will be treated as unrealized capital gains; in this circumstance, the Fund's net cash flows may equal or exceed the amount of distributions paid, while the combination of its net income and net realized capital gains may be far less than the amount of distributions paid, in which case the difference will be treated as a return of capital for tax purposes.

     As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains (after it pays accrued dividends on, or redeems on liquidates, any outstanding FundPreferred shares, if any, and makes interest and required principal payments on Borrowings, if any). In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

     The Fund expects to declare its initial monthly Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. As noted above, distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. Although it does not now intend to do so, the Board of Trustees may change the Fund's distribution policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund's undistributed net investment income and net short-term capital gains and historical and projected net investment income and net short-term capital gains.

                              DESCRIPTION OF SHARES

COMMON SHARES


         The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. The Fund has no current intention of issuing FundPreferred shares or incurring Borrowings. However, if at some future time the Fund issues FundPreferred shares and/or incurs Borrowings, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless accrued dividends on FundPreferred shares and interest on Borrowings have been paid, and
(i) unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions. See "FundPreferred Shares" below.



         The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

     Net asset value of the Fund and the net asset value per Common Share will be reduced immediately following this offering by the amount of sales load and the amount of organization and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses of the Fund and (ii) offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. See "Use of Proceeds" in the Fund's Prospectus.





     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot guarantee that Common Shares will trade at a price equal to or higher than net asset value in the future. The net asset value per Common Share also will be reduced by any costs associated with the issuance of FundPreferred shares or any Borrowings, if any. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "The Fund's Investments."




FUNDPREFERRED SHARES

     The Fund has no current intention of issuing FundPreferred shares. However, the Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any FundPreferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

         Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund could issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

         Distribution Preference. The FundPreferred shares would have complete priority over the Common Shares as to distribution of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of FundPreferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         Voting Rights. In connection with any issuance of FundPreferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares would vote together with Common Shareholders as a single class.

         In connection with the election of the Fund's trustees, holders of FundPreferred shares, voting as a separate class, would be entitled to elect two of the Fund's trustees, and the remaining trustees would be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding FundPreferred shares would be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding FundPreferred shares, voting as a separate class, would be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

         The affirmative vote of the holders of a majority of the Fund's outstanding FundPreferred shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the FundPreferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding FundPreferred shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding FundPreferred shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of FundPreferred shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and FundPreferred shares necessary to authorize the action in question.

         The foregoing voting provisions would not apply with respect to the Fund's FundPreferred shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.


         Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends that the Fund may tender for or purchase FundPreferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of FundPreferred shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of shares by the Fund would increase such leverage.


     In the event of any future issuance of FundPreferred shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as FundPreferred Shares are outstanding, the composition of the Fund's portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any FundPreferred shares.


BORROWINGS



     The Fund has no current intention of incuring Borrowings. However, the Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue Borrowings (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, thec Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, as with the issue of FundPreferred Shares, the Fund may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings on commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings would be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund would repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST


         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.


     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and, if issued, FundPreferred shares outstanding at the time, voting together as a single class, would be required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote by only the applicable class or series would be required. Approval of shareholders would not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares, the action in question would also require the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund's FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND



         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.


     Notwithstanding the foregoing, at any time when the Fund's FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.



         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any Borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.


         Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

        Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.



        The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.


        In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.


                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

         The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid).

         The American Jobs Creation Act of 2004 (the "Act") provides that for taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The Act also provides that the separate treatment for publicly traded partnerships under the passive activity rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders will not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income," as discussed below (See "The Jobs and Growth Tax Relief Reconciliation Act of 2003") in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the "Dividends Received Deduction") in the case of corporate shareholders.

DISTRIBUTIONS

         Dividends paid out of the Fund's investment company taxable income will generally be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares.


         Such dividends may qualify for the dividends received deduction available to corporations under Section 243 of the Code and the reduced rate of taxation that applies to "qualified dividend income" received by individuals under Section 1(h)(11) of the Code. For taxable years beginning on or before December 31, 2008, qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must hold the stock associated with an otherwise qualified dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder's investment in the Fund. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.


         Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the fair market value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions from the Fund generally are not expected to qualify for the Dividends Received Deduction.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its FundPreferred Shares, if any, as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of FundPreferred Shares, if any, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law.

         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES


     Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss that will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gains rate for individuals is 15% (with lower rates for individuals in the 10% and 15% tax brackets) for taxable years beginning on or before December 31, 2008. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.


     Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.


NATURE OF FUND'S INVESTMENTS

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not count toward the 90% of gross income requirement necessary for the Fund to qualify as a regulated investment company under the Code. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

    The Fund's investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

FUTURES CONTRACTS AND OPTIONS

         The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. For example, the Fund may enter into transactions that would be treated as "Section 1256 Contracts" under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund's taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

FOREIGN TAXES

     Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.

PASSIVE FOREIGN INVESTMENT COMPANY

     If the Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

CURRENCY FLUCTUATIONS

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

         Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

         The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

         The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

         The Fund may be required to withhold federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. As modified by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a "non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is withheld from such distributions. Among the changes in U.S. federal tax law made by the Act is a new exemption under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors should consult their tax advisors concerning the potential effect on them of these and other changes made by this legislation.

         Capital gain dividends and any amounts retained by the Fund that are designated as undistributed capital gains will not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Tax Matters--Backup Withholding" above. Under the Act, distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally cause the non-U.S. shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States and subject to the rules described under "Income Effectively Connected" below. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return. This provision generally applies to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Any gain a non-U.S. shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless, in the case of a non-U.S. shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

         The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

REGULATIONS ON "REPORTABLE TRANSACTIONS"

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                                     EXPERTS


         The Financial Statements of the Fund as of January 6, 2005, appearing in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides accounting and auditing services to the Fund. The principal business address of PricewaterhouseCoopers LLP is One North Wacker, Chicago, Illinois 60606.


                           CUSTODIAN AND TRANSFER AGENT

         The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                  OTHER MATTERS

         The Fund is not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates. Neither Nasdaq nor its affiliates have passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. Nasdaq and its affiliates make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index to track general stock market performance. The only relationship between Nasdaq and its affiliates and the Fund is in the licensing of the Nasdaq, Nasdaq-100, and Nasdaq-100 Index trademarks, and certain trade names of Nasdaq and its affiliates and the use of the Nasdaq-100 Index, which is determined, composed and calculated by Nasdaq without regard to the Fund. Nasdaq has no obligation to take the needs of the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index. Nasdaq and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Nasdaq and its affiliates have no liability in connection with the administration, marketing or trading of the Fund.

NASDAQ AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             ADDITIONAL INFORMATION


         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

             Report of Independent Registered Public Accounting Firm


To the Board of Trustees and Shareholders of Nuveen Equity Premium Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations from November 11, 2004 (date of organization) through January 6, 2005 present fairly, in all material respects, the financial position of Nuveen Equity Premium Opportunity Fund (the "Fund") at January 6, 2005, and the results of operations for the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP


January 7, 2005

                        NUVEEN EQUITY PREMIUM OPPORTUNITY FUND
                              FINANCIAL STATEMENTS

                       Statement of Assets and Liabilities

                                 January 6, 2005



Assets:
    Cash................................................................. $  100,084
    Offering costs.......................................................  1,075,000
    Receivable from Adviser..............................................     13,500
                                                                          ----------
       Total assets......................................................  1,188,584
                                                                          ----------

Liabilities:
    Accrued offering costs...............................................  1,075,000
    Payable for organization costs.......................................     13,500
                                                                          ----------
       Total liabilities.................................................  1,088,500
                                                                          ----------
Net assets .............................................................. $  100,084
                                                                          ==========

Net asset value per Common Share outstanding ($100,084 divided
    by 5,240 Common Shares outstanding).................................. $   19.100
                                                                          ==========
Net Assets Represent:
    Common Shares, $.01 par value; unlimited number of shares
       authorized, 5,240 shares outstanding.............................. $       52
    Paid-in surplus......................................................    100,032
                                                                          ----------
                                                                          $  100,084
                                                                          ==========


                         NUVEEN EQUITY PREMIUM OPPORTUNITY FUND


                             Statement of Operations


     Period from November 11, 2004 (date of organization) through January 6,
2005



Investment income.................................................... $      -
                                                                      --------

Expenses:
   Organization costs................................................   13,500
   Expense reimbursement.............................................  (13,500)
                                                                      --------
      Total expenses.................................................        -
                                                                      --------
Net investment income................................................ $      -
                                                                      ========


Note 1: Organization


The Fund was organized as a Massachusetts business trust on November 11, 2004, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,240 Common Shares to Nuveen Asset Management, the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen").

Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen, has agreed to reimburse all organization expenses (approximately $13,500) and pay all Common Share offering costs (other than the sales load) that exceed $.04 per Common Share.

The Fund seeks to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund intends to pursue its investment objectives by utilizing an integrated equity index option strategy.


Note 2: Significant Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of Common Share offering costs will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations.

Note 3: Investment Management Agreement




     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

     Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Net Assets                Fund-Level Fee Rate
-----------------------------------                -------------------
Up to $500 million .............................         0.7000%
$500 million to $1 billion .....................         0.6750%
$1 billion to $1.5 billion .....................         0.6500%
$1.5 billion to $2 billion .....................         0.6250%
$2 billion and over ............................         0.6000%

Complex-Level Fee. The complex-level fee schedule for all funds in the Nuveen fund complex is as follows:

Complex-Level Assets(1)                           Complex-Level Fee Rate
-----------------------                           ----------------------
For the first $55 billion ......................          .2000%
For the next $1 billion ........................          .1800
For the next $1 billion ........................          .1600
For the next $3 billion ........................          .1425
For the next $3 billion ........................          .1325
For the next $3 billion ........................          .1250
For the next $5 billion ........................          .1200
For the next $5 billion ........................          .1175
For the next $15 billion .......................          .1150
For Managed Assets over $91 billion(2) .........          .1400

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


In addition to the reimbursement and waiver of organization and Common Share offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.30% of average daily Managed Assets for the first five full years of the Fund's operations, 0.22% in year 6, 0.14% in year 7 and 0.07% in year 8. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2013.


Note 4: Income Taxes


The Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

                                   APPENDIX A

                             Ratings of Investments


         Standard & Poor's Corporation --A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:


         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.


         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.          Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.(Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

                  AAA

                  An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  AA

                  An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  A

                  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  BBB

                  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  BB, B, CCC, CC, And C

                  Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  BB

                  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  B

                  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  CCC

                  An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  CC

                  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

                  C


                A Subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arreas on dividends or sinking fund payments, but that is currently paying.


                  D

                  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                r


                This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.


                N.R.


                This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


                Short-Term Issue Credit Ratings

         A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2

         A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3

         A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B

         A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C

         A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D

         A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's Investors Service, Inc.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

         Municipal Bonds

         Aaa

         Bonds that are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa

         Bonds that are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in 'Aaa' securities.

         A

         Bonds that are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa

         Bonds that are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba

         Bonds that are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B

         Bonds that are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa

         Bonds that are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca

         Bonds that are rated 'Ca' represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C

         Bonds that are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Short-Term Loans

         MIG 1/VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         Commercial Paper

         Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

         -- Leading market positions in well-established industries.

         -- High rates of return on funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings --A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

         Long-Term Credit Ratings

         Investment Grade

         AAA

         Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA

         Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A

         High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB

         Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB

         Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B

         Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, and D Default

         The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

         Short-Term Credit Ratings

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         B

         Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

     'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

     'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                        Nuveen Equity Premium Opportunity Fund






                              58,500,000 Common Shares






                  -------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

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                                  January 26, 2005